UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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AppTech Payments Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 2, 2023

To the Stockholders of AppTech Payments Corp.:

Notice is hereby given that the 2023 annual meeting of stockholders (the “Annual Meeting”) of AppTech Payments Corp., a Delaware corporation (the “Company” or “AppTech”), will be held exclusively online via the Internet at www.virtualshareholdermeeting.com/APCX2023 on May 2, 2023, at 10:00 AM Pacific Standard Time. For the following purposes, each as more fully described in the accompanying Proxy Statement:

1.	To elect the three “Class I” directors named in the Company’s Proxy Statement to hold office until the Company’s 2025 Annual Meeting of Stockholders or until a successor is elected and qualified;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

3.	To indicate, on an advisory basis, the preferred frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers;

4.	To approve the 2023 AppTech Equity Incentive Plan;

5.	To approve the repricing of certain outstanding stock options granted;

6.	To ratify the selection of dbbmckennon LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

7.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

These items of business are more fully described in the Company’s Proxy Statement related to the Annual Meeting.

Only stockholders of record at the close of business on March 8, 2023, will be entitled to notice of, and to vote at, the Company’s Annual Meeting and at any adjournments or postponements thereof. Such stockholders are cordially invited to attend the Company’s Annual Meeting.

The Company is pleased to take advantage of the Securities and Exchange Commission (the “SEC”) rules that allow issuers to furnish proxy materials to their shareholders on the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. Accordingly, most stockholders will not receive printed copies of our proxy materials. We instead are mailing a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials and voting via the Internet, phone, fax, or mail (the “Notice”). We encourage you to review the proxy materials and vote your shares. This delivery method allows us to conserve natural resources and reduce the delivery cost while also meeting our obligations to you, our stockholders, to provide information relevant to your continued investment in the Company. If you received the Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting those materials.

The Notice of Annual Meeting of Stockholders is being distributed or made available to stockholders on or about March 23, 2023.

The Annual Meeting will be presented exclusively online at www.virtualshareholdermeeting.com/APCX2023. You will be able to view the proxy, vote your shares electronically, and submit your questions to management before 11:59 PM PST, May 1, 2023, by visiting www.proxyvote.com.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, please vote in accordance with the instructions in the Notice or mailed proxy card so that your shares will be represented at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 2, 2023: The Company’s Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available at www.apptechcorp.com/investor-relations and www.proxyvote.com.

Sincerely,

/s/ Marc Evans
Marc Evans
Carlsbad, California	Corporate Secretary
Date: March 21, 2023

AppTech Payments Corp.

Proxy Statement

For the Annual Meeting of Stockholders

To Be Held on May 2, 2023

AppTech Payments Corp.

5876 Owens Ave

Suite 100

Carlsbad, California 92008

(760) 707-5959

PROXY STATEMENT FOR THE

2023 ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

2023 Annual Meeting of Stockholders

This Proxy Statement and associated proxy card are furnished in connection with the solicitation of proxies to be voted at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of AppTech Payments Corp. (sometimes referred to as “we,” “us,” the “Company” or “AppTech”), which will be held on May 2, 2023, at 10:00 AM Pacific Standard Time virtually via the Internet at www.virtualshareholdermeeting.com/APCX2023.

By visiting this website, you may attend the Annual Meeting virtually online and submit your questions to management before the Annual Meeting by visiting our proxy materials website, and you may vote your shares electronically at www.proxyvote.com.

Notice of Internet Availability

This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”) are available to stockholders at www.apptechcorp.com/investor-relations and www.proxyvote.com. On or about March 23, 2023, we will begin mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on (a) how to access and review this Proxy Statement and the Annual Report via the Internet and (b) how to obtain printed copies of this Proxy Statement, the Annual Report, and a proxy card. The Notice also provides instructions on how you may submit your proxy over the Internet. If you received a Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice.

Proposals to be Voted on at the Annual Meeting

The following matters are scheduled to be voted on at the Annual Meeting:

Proposal 1: To elect the three “Class I” directors named in the Company’s Proxy Statement to hold office until the Company’s 2025 Annual Meeting of Stockholders or until a successor is elected and qualified

Proposal 2: To approve, on an advisory basis, the compensation of the Company’s named executive officers

Proposal 3: To indicate, on an advisory basis, the preferred frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers

Proposal 4: To approve the 2023 AppTech Equity Incentive Plan

Proposal 5: To approve the repricing of certain outstanding stock options granted

Proposal 6: To ratify the selection of dbbmckennon LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023

Cumulative voting rights are authorized, but appraisal or dissenters’ rights are not applicable to these matters.

Questions and Answers about the Annual Meeting

Please see the section entitled “Questions and Answers about the Annual Meeting” for important information about the proxy materials, voting, the Annual Meeting, Company documents, communications, and the deadlines to submit stockholders’ proposals and director nominees for the 2024 annual meeting of stockholders.

If you have any questions, require any assistance with voting your shares, or need additional copies of this Proxy Statement or voting materials, please contact:

Investor Relations

AppTech Payments Corp.

5876 Owens Ave.

Suite 100

Carlsbad, California 92008

(760) 707-5955

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF CLASS I DIRECTORS

General

The Board is currently composed of seven directors, all with two-year terms. The Company’s Articles of Incorporation layout a staggered Board of Directors into two Classes, I and II, and each class has an election every other year at the Annual Shareholder Meeting.

Directors. Our current directors are Luke D’Angelo, William Huff, Mengyin H. Liang ‘Roz Huang,’ Michael O’Neal, Gary Wachs, Christopher Williams, and Michael Yadgar.

There are no family relationships among any of our directors or executive officers.

Nominees for Election as Class I Directors at the Annual Meeting

This year’s nominees for election to the Board as Class I directors, each to serve for a term of two years expiring at the 2025 annual meeting of stockholders, or until his/her successor has been duly elected and qualified or until his earlier death, resignation, or removal, are William Huff, Mengyin H. Liang ‘Roz Huang,’ and Michael O’Neal. All Class I Directors were elected in 2020 and seek reelection. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve if elected.

Name	Age	Positions and Offices Held with Company	Director Since
William Huff	70	Director; Audit Committee Chair	2020
Mengyin H. Liang ‘Roz Huang’	55	Director	2020
Michael O’Neal	67	Director; Compensation Committee Chair	2020

Below is additional information about the nominees as of the date of this Proxy Statement, including business experience, director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused our nominating and corporate governance committee and our Board to determine that he or she should continue to serve as one of our directors.

William Huff has served as a Director since 2020. Mr. Huff is a certified public accountant who brings vital expertise in finance and operations management to the Board. He has served on the Board of Directors For YHWH, Inc. (1990 – present), UE Authority, Inc. (2005 – 2019), Spada Innovations, Inc. (2010 – present), and Prilock Security, Inc. 2017 – present). Mr. Huff began his career with Arthur Andersen, and Co. and has served as CFO of multiple large companies, developing necessary systems in high growth environments. Forming his own practice 35 years ago, Mr. Huff became a marketing specialist, gaining national attention as his accounting franchise grew to top 25 in the nation in only three years. In addition, Mr. Huff is the founder and owner of YHWH, Inc., a tax and consulting firm. We believe that Mr. Huff’s experience as an entrepreneur and an accountant, as well as his extensive board experience with other companies, qualifies him to serve on our board.

The Board believes that his extensive board experience, as well as business background, means William Huff is qualified to continue to serve as a director of the Company.

Mengyin H. Liang ‘Roz Huang’ has served as a Director since 2020. Ms. Huang is the Founder and CEO of Dandelion Global, LLC (2003 - present), Co-Founder/CEO of Athena Music and Wellness Therapy, Inc. (2019 - present), Member of the Board of Directors of the Alzheimer’s Association Orange County (2018 present), member of the Advisory Board of Directors of IntivaHealth Corporation (2018- present), member of the Advisory Board of Directors of the University of California, Irvine, Paul Merage School of Business, Beal Center of Innovation and Entrepreneurship (2020 - present), and Chairwoman of International Music and Wellness Council ( 2019 - present). Roz is an innovative multicultural CEO with 25 years of global investment and business development success. Her expertise includes strategic planning in areas such as sustainability, global digital health and wellness, energy and natural resources, education, licensing, and investor relations. She is a successful serial advisor, a start-up coach, and a skilled public speaker. She is well-known as an influential woman leader who puts impact and humanity into each of her projects. We believe that Ms. Huang’s experience as a C-level executive and extensive board experience with other companies qualifies her to serve on our board.

The Board believes that her extensive leadership and entrepreneurial experience means Mengyin H. Liang ‘Roz Huang’ is qualified to continue to serve as a director of the Company.

Michael O’Neal has served as a Director since 2020. Mr. O’Neal is an innovative, analytical, strategic CEO with extensive B2B and B2C experience executing revenue growth and business transformations for manufacturers, retailers, and distributors of technology-based products. From 2011 - 2019, as its President, Mr. O’Neal transformed Linear, a small engineering-based technology company, into Nortek Security & Control, a $500M global leader in security, smart home control, health and wellness, and access control platforms and solutions. Prior to Linear/Nortek Security Control, Mr. O’Neal led several consumer technology development and manufacturing companies as well as a number of retailers through transformations. In 2019, Mr. O’Neal created O’Neal and Associates, a consulting practice specializing in security, smart home, and home healthcare markets. In addition, beginning in 2020, Mr. O’Neal started working with Essence – USA as a Business Development Executive and became a member of the Board of Directors for the San Diego Habitat for Humanity. We believe that Mr. O’Neal’s experience as an executive for technology companies, and his previous board experience with other companies, qualify him to serve on our board.

The Board believes that his extensive business experience, particularly in growing companies, means Michael O’Neal is qualified to continue to serve as a director of the Company.

Required Vote and Recommendation of the Board for Proposal 1

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of our directors. You may vote FOR ALL or WITHHOLD ALL or FOR ALL EXCEPT for the nominees for election for a director. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted on Proposal 1 FOR the election of William Huff, Mengyin H. Liang ‘Roz Huang,’ and Michael O’Neal to the Board at the Annual Meeting, unless otherwise marked on the proxy card or ballot, respectively. A broker non-vote or a properly executed proxy (or ballot) marked WITHHOLD ALL with respect to the election of a Class I director will not be voted with respect to directors. However, it will be counted to determine whether there is a quorum.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” ON THE ELECTION OF WILLIAM HUFF, MENGYIN H. LIANG ‘ROZ HUANG,’ AND MICHAEL O’NEAL TO THE BOARD.

CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Continuing Directors Not Standing for Election

Certain information about those directors whose terms do not expire at the Annual Meeting and who will otherwise continue to serve on the Board is furnished below, including their business experience, director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and the Board to determine that the directors should serve as one of our directors. The age of each director as of the record date is provided in the following table.

Name	Age	Positions and Offices Held with Company	Director Since
Luke D’Angelo	54	Chairman of the Board; Chief Executive Officer; Chief Investment Officer (Principal Executive Officer)	2013
Gary Wachs	67	Chief Financial Officer; Treasurer; Director (Principal Financial and Accounting Officer)	2013
Christopher Williams	72	Director	2016
Michael Yadgar	51	Director	2021

Luke D’Angelo has been the Chairman of the Board since 2013 and Chief Executive Officer since December 2019. Mr. D’Angelo served as the Company’s Chief Executive Officer from 2013 to 2017 and has been serving as the Company’s Chief Investment Officer since 2017. Mr. D’Angelo has over 25 years of experience in real estate, investment banking, venture capital, and commercial operations. In 2006, he founded a merchant services company, Transcendent One, Inc., which became an Inc. 500 fastest growing company, ranked at #105. Mr. D’Angelo’s company was the first “Merchant Owned” company in the United States, offering ownership in the company to customers based on their monthly credit card processing volumes. In 2009, Mr. D’Angelo founded TransTech One, LLC, a Transcendent One, Inc. subsidiary, focusing on the bill payment and technology industries.

Gary Wachs has served as Director since 2013 and our Chief Financial Officer since 2013. Mr. Wachs is a Certified Public Accountant who has spent his career in high-level accounting, finance, and tax. Mr. Wachs served as Managing Partner of Blake and Shaffer, a Certified Public Accounting firm, and has been a Managing Member of Blake and Wachs CPA, LTD (formerly Blake and Shaffer) since 1997. He manages corporate accounting and taxes, is experienced in PCAOB accounting and certified audits, and has a variety of other accounting, tax, and consulting areas.

Christopher Williams has served as a Director since 2016. Mr. Williams is a corporate finance attorney with a 42-year background in corporate and entertainment finance, investment property transactions, and investment banking, including service on the board of directors and advisory boards for several private equity funds and venture capital firms. In addition, he served as Outside Corporate Counsel for several publicly traded companies and financial institutions, assisting clients in raising over $500 Million in capital and alternate forms of financing. Mr. William’s prior experience also includes 20 years of active duty as a Navy JAG officer, Police Officer, Special Criminal Investigator, San Diego Superior Court Arbitrator, San Diego Superior Court Judge Pro Tem, San Diego Superior Court Special Settlement Conference Panel Judge, State of California Special Master, Professor, Federal Magistrate – Military Review Officer, and San Diego County Bar Arbitrator. In addition, Mr. Williams was selected to serve as Special Advisor to the Governor of California and acted as Bond Counsel for several municipalities in California with over $2 Billion in underwriting. Mr. Williams sat on the Board of National Center for Law and Policy from 2007 – 2018, Mega Super Stores, Inc. from 2009 – 2019, Drone Aviator from 2015 – 2019, and CityByApp Inc. from 2018 – 2019. He currently sits on the Board of Trinity Equity Partners, Inc. since 2008, Princebury Productions & Media, LLC since 2009, the National Law Center for Children and Families since 2011, and the New Majority San Diego Chapter since 2016. We believe that Mr. Williams’s experience as a corporate finance attorney and extensive board experience with other companies qualify him to serve on our board.

Michael Yadgar has served as a director since April 2021. Mr. Yadgar is a corporate lawyer and strategic advisor with over 20 years of experience counseling and directing clients on general corporate, acquisition, divestment, strategy, and investment matters. Equally, Mr. Yadgar has fintech, biotech, digital investments, and investment funds expertise. Mr. Yadgar currently serves as a member of the Board of Directors of nDigital Holdings SPC, a holding company for operational fintech assets, and nDigital Ventures, a holding company for fintech investments and joint ventures. Mr. Yadgar also serves as a member of the Board of Directors of Infinios Financial Services B.S.C., a regulated banking-as-a-service and software-as-a-service fintech enablement platform and APISO W.L.L., the leading provider of B2B payment services in the Middle East since February 2019 and April 2019, respectively, and also serves as Chairman of various committees, including audit, risk & compliance, and corporate governance. Previously, Mr. Yadgar was a Partner at Meysan Partners, a boutique corporate law firm based in Kuwait, from January 2017 to April 2019, a Legal Director and Head of the Bahrain office of DLA Piper (Middle East) from May 2011 to June 2015, an Associate with Sidley Austin LLP’s Investment Funds group in New York from March 2005 to April 2011, and a Corporate and Securities Associate at Certilman Balin LLP in New York from June 2000 to February 2005. We believe that Mr. Yadgar’s experience as a corporate lawyer and strategic advisor, as well as extensive knowledge of the business of our largest partner, qualifies him to serve on our board.

Independent Directors

Our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, our board of directors has determined all that each of our directors, except for Mr. D’Angelo, Mr. Wachs, and Mr. Yadgar, currently qualifies as an independent director for purposes of Nasdaq listing standards and SEC rules. In making that determination, our board of directors considered the relationships that each director has with the company and all other facts and circumstances the board of directors deemed relevant in determining independence, including the potential deemed beneficial ownership of our capital stock by each director, including non-employee directors that are affiliated with certain of our major stockholders. The composition and functioning of our board of directors and each of our committees will comply with all applicable requirements of Nasdaq and the rules and regulations of the SEC.

Board Committees

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which operates pursuant to a charter adopted by our board of directors on October 13, 2020, October 13, 2020, and March 17, 2020, respectively. The Board and its committees set schedules to meet throughout the year and may also hold special meetings and act by written consent from time to time as appropriate. The board’s independent directors also hold separate regularly scheduled executive session meetings at least twice a year at which only independent directors are present. The Board has delegated various responsibilities and authority to its committees as generally described below. The committees regularly report on their activities and actions to the full Board. Currently, each member of each committee of the Board qualifies as an independent director in accordance with the Nasdaq standards described above and SEC rules and regulations. Copies of each charter are posted on our website at www.apptechcorp.com under the Investor Relations section. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

The name, age, and certain other information of each member of the Board, as of the Record Date, is set forth below (C = Chairman, and X = Committee Member):

Board of Directors & Committee Memberships

(Number of Meetings in 2022)

Name	Age	Audit(2)	Compensation(2)	Corporate Governance & Nominating (2)	Term Expires on Annual Meeting held in the Year	Director Class
William Huff	70	C	X	X	2023	I
Mengyin H. Liang ‘Roz Huang’	55	X	X	X	2023	I
Michael O’Neal	67	X	C		2023	I
Luke D’Angelo	54				2024	II
Gary Wachs	67				2024	II
Christopher Williams	72			C	2024	II
Michael Yadgar	51				2024	II

Board Diversity

In accordance with the Nasdaq listing rules, the Board has self-identified a number of attributes that identify its members’ diversity. The following is a matrix showing the makeup of those self-reported attributes:

Board Diversity Matrix (As of the Record Date)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	–	–
Part II: Demographic Background
African American or Black	–	–	–	–
Alaskan Native or Native American	–	–	–	–
Asian	1	–	–	–
Hispanic or Latinx	–	–	–	–
Native Hawaiian or Pacific Islander	–	–	–	–
White	–	5	–	–
Two or More Races or Ethnicities	–	1	–	–
LGBTQ+	–
Did Not Disclose Demographic Background	–

The primary responsibilities of each committee are described below.

Audit Committee

In 2022, William Huff, Michael O’Neal, and Mengyin H. Liang ‘Roz Huang’ served on the audit committee, which is chaired by William Huff. The audit committee’s responsibilities include the following:

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

●	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

●	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our consolidated financial statements;

●	reviewing and discussing our annual and quarterly financial statements and related disclosures, as well as critical accounting policies and practices used by us with management and our independent registered public accounting firm;

●	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

●	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

●	recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

●	monitoring the integrity of our consolidated financial statements and our compliance with legal and regulatory requirements as they relate to our consolidated financial statements and accounting matters;

●	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

●	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

●	reviewing quarterly earnings releases.

All services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

All members of our audit committee will meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq listing rules. Our board of directors has determined that William Huff qualifies as an “audit committee financial expert” within the meaning of applicable SEC regulations. In making this determination, our board of directors considered the nature and scope of William Huff’s experience throughout his career as a Certified Public Account. Our board of directors has determined that all of the directors that are members of our audit committee satisfy the relevant independence requirements for service on the audit committee set forth in the rules of the SEC and the Nasdaq listing rules. Both our independent registered public accounting firm and management will periodically meet privately with our audit committee.

Both our independent registered public accounting firm and our internal financial personnel will regularly meet with and have unrestricted access to the audit committee.

Our board of directors has determined that each audit committee member is “independent” as defined in the applicable Nasdaq rules. Each member of our compensation committee will be a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

Compensation Committee

In 2022, Michael O’Neal, William Huff, and Mengyin H. Liang ‘Roz Huang’ served on the compensation committee, which is chaired by Michael O’Neal. The compensation committee’s responsibilities include the following:

●	annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

●	evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation, (i) recommending to the board of directors the cash compensation of our Chief Executive Officer, and (ii) reviewing and approving grants and awards to our Chief Executive Officer under equity-based plans;

●	reviewing and approving the cash compensation of our other executive officers;

●	reviewing and establishing our overall management compensation, philosophy, and policy;

●	overseeing and administering our compensation and similar plans;

●	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

●	reviewing and approving our policies and procedures for the grant of equity-based awards;

●	reviewing and recommending to the board of directors the compensation of our directors;

●	preparing our compensation committee report if and when required by SEC rules;

●	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement; and

●	reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in evaluating compensation matters.

Our board of directors has determined that each compensation committee member is “independent” as defined in the applicable Nasdaq rules. Each member of our compensation committee will be a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

Corporate Governance and Nominating Committee

In 2022, Christopher Williams, William Huff, and Mengyin H. Liang ‘Roz Huang’ served on the nominating and corporate governance committee, which is chaired by Christopher Williams. The nominating and corporate governance committee’s responsibilities include the following:

●	developing and recommending to the board of directors criteria for board and committee membership;

●	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

●	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

●	identifying individuals qualified to become members of the board of directors;

●	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

●	developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines; and

●	overseeing the evaluation of our board of directors and management.

Our nominating and corporate governance committee determines that candidates for director should have certain minimum qualifications, including reading, understanding basic financial statements, and having a general understanding of our industry. In evaluating potential nominees to the Board, the nominating and corporate governance committee considers a wide variety of qualifications, attributes, and other factors and recognizes that a diversity of viewpoints and practical experience can enhance the effectiveness of the Board. Accordingly, as part of its evaluation of each candidate, the nominating and corporate governance committee considers that candidate’s background, experience, qualifications, attributes, and skills that may complement, supplement, or duplicate those of other prospective candidates and current directors.

Our corporate governance and nominating committee also consider candidates proposed in writing by stockholders, provided such proposal meets the eligibility requirements for submitting stockholder proposals under our amended and restated bylaws and is accompanied by adequate information about the candidate and the stockholder submitting the proposal. Our corporate governance and nominating committee evaluate candidates proposed by stockholders using the same criteria as all other candidates.

Our corporate governance and nominating committee are also responsible for reviewing developments in corporate governance practices, evaluating the adequacy of our corporate governance practices, and reporting and making recommendations to the Board concerning corporate governance matters. Our nominating and corporate governance committee has not adopted a policy regarding the consideration of diversity in identifying director nominees.

Our board of directors has determined that each corporate governance and nominating committee member is “independent” as defined in the applicable Nasdaq rules. Each member of our compensation committee will be a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

Board Meetings and Attendance

The Board held six meetings in 2022. During 2022, each incumbent member of the Board attended 75% or more of the aggregate of (a) the total number of Board meetings held during the period of such member’s service and (b) the total number of meetings of committees on which such member served, during the period of such member’s service.

Director Attendance at Annual Meetings of Stockholders

Directors are encouraged, but not required, to attend our annual stockholder meetings. All of our directors attended our last annual meeting.

Compensation Committee Interlocks and Insider Participation

Our compensation committee was originally formed on October 13, 2020. None of our compensation committee members is or has been one of our officers or employees at any time during the prior three years. In addition, none of our executive officers currently serves, or in the past fiscal year has served, as a member of any entity’s board of directors or compensation committee, with one or more executive officers serving on our board of directors or compensation committee.

 Compensation Discussion and Analysis

AppTech’s program regarding the compensation of its executive officers is reviewed annually by the Compensation Committee of the Corporation’s Board of Directors.

The Committee has established a policy that neither the profitability of AppTech nor the market value of its stock is to be considered in the compensation of any executive officer under the Committee’s compensation policy. AppTech does grant stock options to executive officers. The Committee has delegated to Mr. D’Angelo the responsibility for setting the officers’ compensation.

Factors Mr. D’Angelo considers in setting the compensation for the officers are typically subjective, such as his perception of each of their performances and any changes in functional responsibility. Prior to the appointments of the Compensation Committee, Mr. D’Angelo set the compensation for each AppTech’s payroll and bonuses. The Compensation Committee uses the same general criteria as had been used by Mr. D’Angelo. Many different incentive arrangements are utilized, with their terms dependent on such elements as the business’s economic potential or capital intensity. The incentives can be large and are always tied to the operating results for which the CEO has authority and are related to measures over which the CEO has control.

Risk Oversight

The Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. The Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our Company, the Board addresses the primary risks associated with those operations and corporate functions. In addition, the Board reviews the risks associated with our Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

Each of our Board committees will also oversee the management of our Company’s risk that falls within the committee’s areas of responsibility. In performing this function, each committee will have full access to management and the ability to engage advisors. Our Chief Financial Officer, Corporate Secretary, and other members of management will report to the audit committee with respect to risk management, and our Chief Financial Officer and our Corporate Secretary are responsible for identifying, evaluating, and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our audit committee will meet privately with representatives from our independent registered public accounting firm and our Chief Financial Officer, Corporate Secretary, and other members of management. The audit committee will oversee the operation of our risk management program, including identifying the primary risks associated with our business and periodic updates to such risks and reports to the Board regarding these activities.

Employee Compensation Risks

As part of its oversight of our executive compensation program, the compensation committee will consider the impact of our executive compensation program’s impact and the incentives created by the compensation awards it administers on our risk profile. In addition, the compensation committee will review the compensation policies and procedures for all employees, including the incentives they create and factors that may reduce the likelihood of excessive risk-taking, to determine whether they present a significant risk to us.

Code of Ethics and Business Conduct

We have adopted a written code of business ethics and conduct (the “Code of Ethics and Business Conduct”) that applies to all our directors, officers, and employees, including our Chief Executive Officer and Chief Financial Officer. The objective of the Code of Ethics and Business Conduct is to provide guidelines for maintaining our integrity, reputation, honesty, objectivity, and impartiality. The Code of Business Conduct addresses conflicts of interest, confidentiality, fair dealing with stockholders, competitors, and employees, insider trading, compliance with laws, and reporting any illegal or unethical behavior. As part of the Code of Business Conduct, any person subject to the Code of Ethics and Business Conduct is required to avoid or fully disclose interests or relationships that are harmful or detrimental to our best interests or that may give rise to real, potential, or the appearance of conflicts of interest. Our Board will have ultimate responsibility for the stewardship of the Code of Conduct, and it will monitor compliance through our Corporate Governance and Nominating Committee. Directors, officers, and employees will be required to certify annually that they have not violated the Code of Ethics and Business Conduct. Our Code of Business Conduct reflects the foregoing principles. The full text of our Code of Business Conduct is published on our website at https://www.apptechcorp.com/investor-relations/.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the Code of Ethics and Business Conduct applicable to our Chief Executive Officer and Chief Financial Officer by posting such information on our website https://www.apptechcorp.com.

Limitation of Liability and Indemnification

We have entered into indemnification agreements with each of our directors and executive officers. The agreements provide that we will indemnify each of our directors and executive officers against any and all expenses incurred by that director or executive officer because of his or her status as one of our directors or executive officers to the fullest extent permitted by Delaware law, our restated certificate of incorporation and our amended and restated bylaws. In addition, the agreements provide that, to the fullest extent permitted by Delaware law, but subject to various exceptions, we will advance all expenses incurred by our directors in connection with a legal proceeding.

Our restated certificate of incorporation and amended and restated bylaws contain provisions relating to the limitation of liability and indemnification of directors. The restated certificate of incorporation provides that our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability:

●	for any breach of the director’s duty of loyalty to us or our stockholders;
●	for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
●	in respect of unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or
●	for any transaction from which the director derives any improper personal benefit.

Our restated certificate of incorporation also provides that if Delaware law is amended in the future to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law. The foregoing provisions of the restated certificate of incorporation are not intended to limit the liability of directors or officers for any violation of applicable federal securities laws. As permitted by Section 145 of the Delaware General Corporation Law, our restated certificate of incorporation provides that we may indemnify our directors to the fullest extent permitted by Delaware law, and the restated certificate of incorporation provisions relating to indemnity may not be retroactively repealed or modified so as to adversely affect the protection of our directors.

In addition, as permitted by Section 145 of the Delaware General Corporation Law, our amended and restated bylaws authorize us (a) to enter into indemnification agreements with our directors and executive officers, which we have done, and (b) to purchase directors’ and officers’ liability insurance, which we currently maintain to cover our directors and executive officers.

Communications to the Board

Stockholders interested in communicating with the independent directors regarding their concerns or issues may address correspondence to a particular director or the independent directors generally, care of AppTech Payments Corp., 5876 Owens Avenue Suite 100, Carlsbad, CA, 92008, Attn: Corporate Secretary, Marc Evans. The Corporate Secretary has the authority to disregard any inappropriate communications or take other appropriate actions regarding any inappropriate communications. If the Corporate deems a communication to be appropriate, he will forward it, depending on the subject matter, to the Chairman of the Board, the chair of a committee of the Board, the entire Board, or a particular director, as appropriate.

Director & Advisor Compensation

Please Note: The Company effected a reverse stock split of its issued and outstanding voting common stock at an exchange ratio of 1-for-9.5, which went into effect on Wednesday, January 5, 2022. All share amounts and share prices within this entire Proxy Statement have been converted to reflect the reverse stock split.

The following table describes our proposed non-employee (non-affiliate) director and advisor compensation program, which consists of quarterly cash payments, annual restricted stock units paid annually beginning in 2023, and previously paid in quarterly payments:

Term	Compensation
Annual Restricted Stock Unit Retainer for All Non-Employee Directors	$15,000 cash and 10,000 restricted stock units of AppTech common stock
Chairman of Board (if non-employee)	Additional annual retainer of $15,000 cash and 10,000 restricted stock units
Chair of Audit Committee	Additional annual retainer of $10,000 cash and 10,000 restricted stock units
Chair of Compensation Committee	Additional annual retainer of $10,000 cash and 10,000 restricted stock units
Chair of Nominating and Corporate Governance Committee	Additional annual retainer of $10,000 cash and 10,000 restricted stock units
Non-Chair Member of Audit Committee	Additional annual retainer of $7,500 cash and 7,500 restricted stock units
Non-Chair Member of Compensation Committee	Additional annual retainer of $7,500 cash and 7,500 restricted stock units
Non-Chair Member of Nominating and Nominating and Corporate Governance Committee	Additional annual retainer of $7,500 cash and 7,500 restricted stock units

(1) Options are vested and exercisable through expiration, as shown in the table below.

All stock option grants to non-employee directors will have an exercise price per share equal to the fair market value of one share of our common stock on the grant date and will be subject to the terms of the latest AppTech equity incentive plan.

Director Compensation Table for Year Ended December 31, 2022

Please Note: The Company effected a reverse stock split of its issued and outstanding voting common stock at an exchange ratio of 1-for-9.5, which went into effect on Wednesday, January 5, 2022. All share amounts and shares prices within this entire Proxy Statement reflect the reverse stock split.

The following table sets forth information regarding compensation paid to each of our directors during the fiscal year that ended December 31, 2022 (including five months of fees for cash and restricted stock units owed for August 2021 through the end of December 2021):

Name	Fees Earned in Cash	Fees Earned in Restricted Stock Units	Total Compensation
	$(2)	$(3)	$(4)
Luke D’Angelo (1)	—	—	—
William Huff	56,666	69,562	126,228
Mengyin H. Liang ‘Roz Huang’	54,125	64,593	118,718
Michael O’Neal	46,041	54,654	100,697
Gary Wachs (1)	—	—	—
Christopher Williams	35,417	39,750	75,167
Michael Yadgar (1)	—	—	—

(1)	Mr. D’Angelo and Mr. Wachs were employed as executives, and Michael Yadgar was an affiliate during the year ended December 31, 2022, and each of them earned no compensation for their work as Directors.
(2)	The amounts reflect the fees earned for cash owed for August 2021 through the end of December 2021 and the year 2022.
(3)	The amounts reported in this column represent the aggregate grant date fair value of Restricted Stock Units in accordance with FASB ASC Topic 718 and also reflect the fees earned in restricted stock units owed for August 2021 through the end of December 2021 and the year 2022.
(4)	The amounts reported in this column represent the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model.

	Option Awards
Name	Number of Securities Underlying Unexercised Options, Exercisable (#)	Number of Securities Underlying Unexercised Options, Not Exercisable (#)	Option Exercise Price ($)	Option Expiration Date
William Huff	2,632	—	5.34	7/28/2023
Mengyin H. Liang ‘Roz Huang’	2,632	—	5.34	7/28/2023
Michael O’Neal	2,632	—	5.34	7/28/2023
Christopher Williams	2,632	—	5.34	7/28/2023

The material terms of the director compensation program, which consists of annual restricted stock unit retainers issued annually and cash payments paid quarterly and are summarized below:

This director compensation program provides for annual retainer fees and/or long-term equity awards for our independent directors. Each independent director receives an annual retainer of 10,000 restricted stock units and $15,000 cash. A non-employee director serving as chairman of the board receives an additional annual retainer of 10,000 restricted stock units and $15,000 cash. Independent directors serving as the chairs of the audit, compensation, and nominating and corporate governance committees receive additional annual retainers of 10,000 restricted stock units and $10,000 cash each. Independent directors serving as members of the audit, compensation, nominating, and corporate governance committees receive additional annual retainers of 7,500 restricted stock units and $7,500 cash each.

 PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY PROPOSAL)

General

The Board understands the interests our investors have in the compensation of our executives. In recognition of that interest and as required by Section 14A of the Exchange Act, as created by Section 951 of the Dodd-Frank Act, we are providing our stockholders with the opportunity to vote to approve, on an advisory (nonbinding) basis, the compensation of executives. Officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. This is commonly referred to as a “Say-On-Pay” proposal.

This vote is not intended to address any specific item of compensation but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement. The compensation of our named executive officers subject to the vote is disclosed in the “Executive Compensation” section, including the compensation tables and the related narrative disclosure contained in this Proxy Statement. As discussed in those disclosures, we believe that our compensation policies and decisions are focused on incentivizing management to achieve defined corporate goals that are strongly aligned with our stockholders’ interests. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in this Proxy Statement, is hereby APPROVED.”

The affirmative vote “For” this proposal by the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting is required to approve, on an advisory basis, the compensation of our named executive officers. Abstentions will be counted towards the vote total and will have the same effect as a vote “against” this proposal. If you do not return voting instructions to your broker by its deadline, this will result in a broker non-vote, which will have no effect on this proposal.

Therefore, this vote is advisory and not binding on the Board or our Compensation Committee. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board, and accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Unless the Board decides to modify its policy regarding the frequency of soliciting advisory votes on the compensation of our named executive officers, the next scheduled say-on-pay vote will be at the Company’s 2024 Annual Meeting of Stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-FREQUENCY PROPOSAL)

General

Section 14A of the Securities Exchange Act of 1934, as amended, also enables the Company’s stockholders to indicate how frequently the Company should seek an advisory vote on the compensation of its named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal 2 of this Proxy Statement. By voting on this Proposal 3, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years. Alternatively, stockholders may abstain from casting a vote. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires the Company to hold this advisory vote on the frequency of the “Say-On-Pay” vote at least once every six years.

After careful consideration of this Proposal 3, the Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and therefore the Board recommends that stockholders vote for a one-year interval for the advisory vote on executive compensation.

In formulating its recommendation, the Board considered that an annual advisory vote on executive compensation will allow stockholders to provide direct input on the Company’s compensation philosophy, policies, and practices as disclosed in the proxy statement every year. Additionally, an annual advisory vote on executive compensation is consistent with the Company’s policy of seeking input from and engaging in discussions with stockholders on corporate governance matters and the Company’s executive compensation philosophy, policies, and practices. The Company understands that stockholders may have different views as to what is the best approach for the Company, and the Company looks forward to hearing from stockholders on this Proposal 3.

You may vote for a frequency of future stockholder votes on executive compensation of every “1 YEAR,” “2 YEARS,” “3 YEARS,” or “ABSTAIN.”

While the Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of the Company’s executive officer compensation practices should be held every year, every other year, or every three years. The frequency of one year, two years, or three years that receives the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be deemed to be the recommended frequency, on an advisory basis, of future advisory votes on the compensation of our named executive officers. Although the vote is non-binding, the Board and the Compensation Committee will review the voting results and will respect the expressed desire of the majority of our stockholders by implementing the option, if any, that receives a majority vote. If no frequency receives the foregoing vote, then we will consider the option of one year, two years, or three years that receive the highest number of votes cast to be the frequency recommended by stockholders. Abstentions will be counted towards the vote total and will have the same effect as a vote “against” each of the proposed voting frequencies. If you do not return voting instructions to your broker by its deadline, this will result in a broker non-vote, which will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE OPTION OF EVERY “1 YEAR” AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL 4

2023 APPTECH EQUITY INCENTIVE PLAN

Without approval of a new or amended equity-based compensation plan, our ability to provide market-level compensation as a means through which the Company and its affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants, and advisors (and prospective directors, officers, employees, consultants, and advisors) of the Company and its affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation thereby strengthening their commitment to the welfare of the Company and its affiliates and aligning their interests with those of the Company’s shareholders.

AppTech currently has a stockholder-approved equity incentive plan that was approved on May 3, 2022. The previous plan has 710,296 shares in the remaining reserve. However, there are 161,085 available to be issued out of the current plan based on existing options granted but not exercised. The Company feels it needs to replace the plan to enhance its equity-based compensation plan to continue its growth objectives. The AppTech 2023 Equity Incentive Plan (the “2023 Plan”) shall replace in its entirety the equity incentive plan currently in place, and all shares currently held in reserve shall cease. All shares previously granted in accordance with the previous equity incentive plan shall be unchanged. On March 17, 2023, our Compensation Committee and Board of Directors adopted the 2023 Plan and recommended it be submitted to our stockholders for their approval at the Annual Meeting. The following summarizes certain features of the 2023 Plan. The summary is qualified in its entirety by referencing the complete text of the 2023 Plan. You are urged to read the actual text of the 2023 Plan in its entirety, which is set forth in Appendix A.

 Please Note: The Company effected a reverse stock split of its issued and outstanding voting common stock at an exchange ratio of 1-for-9.5, which went into effect on Wednesday, January 5, 2022. All share amounts and share prices within this entire Proxy Statement reflect the reverse stock split.

Authorized Shares

Upon stockholder approval of the 2023 Plan, and subject to adjustment upon certain changes in our capitalization as described in the 2023 Plan, the maximum aggregate number of shares of our Common Stock that will be available for issuance under the 2023 Plan will equal the sum of (i) 1,410,296 shares, which includes 710,296 shares in reserve, but only 161,085 shares reserved but not issued pursuant to any awards granted under the previous Plans as of the date of the adoption of the 2023 Plan and 700,000 additional shares that were added to the 2023 Plan by the compensation committee and board of directors before the date of the Annual Meeting, and (ii) any shares subject to stock options or similar awards granted under the previous Plans that expire or otherwise terminate without having been exercised in full and shares issued pursuant to awards granted under the previous Plans that are forfeited. The additional shares fall under the maximum number of shares that may be issued upon the exercise of incentive stock options granted under the Plan.

Type of Awards

The 2023 Plan provides for the issuance of stock options (including non-statutory stock options and incentive stock options), stock appreciation rights (referred to as “SARs”), restricted stock, restricted stock units (referred to as “RSUs”), stock bonuses, and performance compensation awards, to directors, officers, employees, consultants, and advisors of AppTech or its affiliates.

Annual Director Limits

A non-employee director of AppTech may not be granted awards in respect of such service as a non-employee director under the 2023 Plan during any calendar year that, when aggregated with such non-employee director’s cash fees received with respect to such calendar year, exceeds $750,000 in total value; provided, however, that the non-employee directors who are considered independent (under the rules of the Nasdaq or other securities exchange on which the AppTech Common Stock are traded) may make exceptions to this limit for a non-executive chair of the AppTech board of directors, if any, in which case the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Administration

The 2023 Plan will be administered by the Compensation Committee of at least three people (the “Committee”). The Committee may interpret the 2023 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2023 Plan.

The 2023 Plan permits the Committee to select the eligible recipients who will receive awards, and to determine the terms and conditions of those awards, including but not limited to the exercise price or other purchase price of an award, the number of shares of AppTech Common Stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards. All decisions made by the Committee pursuant to the provisions of the 2023 Plan will be final, conclusive, and binding on all persons.

Eligible Participants

Each of the directors, officers, employees, consultants, and advisors (or prospective directors, officers, employees, consultants, and advisors) of AppTech or any of its affiliates are eligible to participate in the 2023 Plan, provided that they have been selected by the Committee to receive awards under the 2023 Plan.

RSUs and Restricted Stock

RSUs and restricted stock in respect of AppTech Common Stock may be granted under the 2023 Plan. The Committee will determine the purchase price, vesting schedule, and performance objectives, if any, applicable to the grant of RSUs and restricted stock. If the restrictions, performance objectives, or other conditions determined by the Committee are not satisfied, the RSUs and restricted stock will be forfeited. Subject to the provisions of the 2023 Plan and the applicable individual award agreement, the Committee may provide for the lapse of restrictions in installments or the acceleration or waiver of restrictions (in whole or part) under certain circumstances as set forth in the applicable individual award agreement, including the attainment of certain performance goals, a participant’s termination of employment or service under certain circumstances or a participant’s death or disability. The rights of RSU and restricted stock holders upon a termination of employment or service will be set forth in individual award agreements.

Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a stockholder during the restricted period, including the right to vote and receive dividends declared with respect to such restricted stock, provided that any dividends declared during the restricted period with respect to such restricted stock will only become payable if the underlying restricted stock vests. During the restricted period, participants with RSUs will generally not have any rights of a stockholder but, if the applicable individual award agreement so provides, may be credited with dividend equivalent rights that will be paid at the time that shares in respect of the related RSUs are delivered to the participant.

Options

Options to acquire AppTech Common Stock may be granted under the 2023 Plan. Options may be in the form of non-qualified options or “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, as set forth in the applicable individual option award agreement. The maximum number of shares that may be granted pursuant to options intended to be incentive stock options under the 2023 Plan is equal to the Initial Share Limit (subject to adjustment in accordance with the terms of the 2023 Plan). The exercise price of all options granted under the 2023 Plan will be determined by the Committee, but in no event may the exercise price be less than 100% of the fair market value of the underlying AppTech Common Stock on the date of grant (other than options granted in substitution or previously granted awards, as defined in the 2023 Plan). The maximum term of all options granted under the 2023 Plan will be determined by the Committee but may not exceed 10 years. Each option will vest and become exercisable (including in the event of the optionee’s termination of employment or service) at such time and subject to such terms and conditions as determined by the Committee and set forth in the applicable individual option agreement.

Stock Appreciation Rights

SARs may be granted under the 2023 Plan either alone or in conjunction with all or part of any option granted under the 2023 Plan. A SAR granted under the 2023 Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of an AppTech Class A Common Share over the base price of the SAR. A SAR granted in conjunction with all or part of an option under the 2023 Plan entitles its holder to receive, at the time of exercise of the SAR and surrender of the related option, an amount per share equal to the excess of the fair market value (at the date of exercise) of an AppTech Class A Common Share over the exercise price of the related option. Each SAR will be granted with a base price that is not less than 100% of the fair market value of the related AppTech Common Stock on the date of grant (other than SARs granted in substitution of previously granted awards). The maximum term of all SARs granted under the 2023 Plan will be determined by the Committee but may not exceed 10 years. The Committee may determine to settle the exercise of a SAR in shares of APPTECH Common Shares, cash, or any combination thereof.

Each SAR will vest and become exercisable (including in the event of the SAR holder’s termination of employment or service under certain circumstances) at such time and subject to such terms and conditions as determined by the Committee and set forth in the applicable individual SAR agreement. SARs granted in conjunction with all or part of an option will be exercisable at such times and subject to all of the terms and conditions applicable to the related option.

Stock Bonuses and Cash Awards

The Committee may issue unrestricted AppTech Common Stock or other awards denominated in AppTech Common Stock, either alone or in tandem with other awards, in such amounts as the Committee may determine in its sole discretion from time to time. Each stock bonus award will be evidenced by an award agreement setting forth the terms and conditions of such awards.

Performance Goals

The Committee may grant equity-based awards and incentives under the 2023 Plan that are subject to the achievement of performance objectives selected by the Committee in its sole discretion, including, without limitation, one or more of the following business criteria: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of AppTech’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total shareholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of rollouts of new products and services; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) personal targets, goals or completion of projects.

Any one (1) or more of the performance criteria may be used on an absolute or relative basis to measure the performance of AppTech and/or one or more affiliates as a whole or any business unit(s) of AppTech and/or one or more affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above performance criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the board of directors of AppTech, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any award based on the achievement of performance goals pursuant to the performance criteria. Any performance criteria that are financial metrics may be determined in accordance with GAAP or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

Equitable Adjustments

In the event of (i) any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, AppTech Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, spin-off, split-up, split-off, combination, repurchase or exchange of AppTech Common Stock or other securities of AppTech, issuance of warrants or other rights to acquire AppTech Common Stock or other securities of AppTech, or other similar corporate transaction or event (including, without limitation, a change in control (as defined below)) that affects the AppTech Common Stock, or (ii) unusual or infrequently occurring events (including, without limitation, a change in control) affecting AppTech, any affiliate, or the financial statements of AppTech or any affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following: (a) adjusting any or all of (A) the number of AppTech Common Stock or other securities of AppTech (or number and kind of other securities or other property) that may be delivered in respect of awards or with respect to which awards may be granted under the 2023 Plan, and (B) the terms of any outstanding award, including, without limitation, (1) the number of AppTech Common Stock or other securities of AppTech (or number and kind of other securities or other property) subject to outstanding awards or to which outstanding awards relate, (2) the exercise price with respect to any award or (3) any applicable performance measures (including, without limitation, performance criteria and performance goals); (b) providing for a substitution or assumption of awards in a manner that substantially preserves the applicable terms of such awards; (c) accelerating the exercisability or vesting of, lapse of restrictions on, or termination of, awards or providing for a period of time for exercise prior to the occurrence of such event; (d) modifying the terms of awards to add events, conditions or circumstances (including termination of employment within a specified period after a change in control) upon which the exercisability or vesting of or lapse of restrictions thereon will accelerate; (e) deeming any performance measures (including, without limitation, performance criteria and performance goals) satisfied at target, maximum or actual performance through closing or such other level determined by the Committee in its sole discretion, or providing for the performance measures to continue (as is or as adjusted by the Committee) after closing; (f) providing that for a period prior to the change in control determined by the Committee in its sole discretion, any options or SARs that would not otherwise become exercisable prior to the change in control will be exercisable as to all AppTech Common Stock subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the change in control and if the change in control does not take place after giving such notice for any reason whatsoever, the exercise will be null and void) and that any options or SARs not exercised prior to the consummation of the change in control will terminate and be of no further force and effect as of the consummation of the change in control; and (g) canceling any one or more outstanding awards and causing to be paid to the holders thereof, in cash, AppTech Common Stock, other securities or other property, or any combination thereof, the value of such awards.

Change in Control

For purposes of the 2023 Plan, a “change in control” means, in summary, the first to occur of any of the following events: (i) one person or group of persons becomes the beneficial owner, directly or indirectly, of more than 50% of the combined voting power of the then issued and outstanding securities of AppTech, whether pursuant to a sale of securities, merger or otherwise, (ii) during any period of not more than two (2) consecutive years, individuals who constitute the board of directors of AppTech as of the beginning of the period cease for any reason to constitute at least a majority of the board of directors of AppTech or (iii) the consummation of a sale, transfer or other disposition of all or substantially all of the business and assets of AppTech, whether by sale of assets, merger or otherwise (determined on a consolidated basis), to one person or group of persons.

Tax Withholding

Each participant will be required to make arrangements satisfactory to the Committee regarding payment of an amount up to the maximum statutory rates in the participant’s applicable jurisdictions with respect to any award granted under the 2023 Plan, as determined by AppTech. AppTech has the right, to the extent permitted by law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the Committee, the participant may satisfy the foregoing requirement by either electing to have APPTECH withhold from delivery of AppTech Common Stock, cash, or other property, as applicable or by delivering already owned unrestricted AppTech Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. AppTech may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any award.

Amendment and Termination of the Plan

The 2023 Plan provides AppTech’s board of directors with authority to amend, alter or terminate the 2023 Plan, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s consent. The Committee may amend an award prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent. Stockholder approval of any such action will be obtained if required to comply with applicable law.

Plan Term

The 2023 Plan will terminate on the 10th anniversary of the date on which stockholders approve the 2023 Plan, although awards granted before that time will remain outstanding in accordance with their terms.

Certain United States Federal Income Tax Aspects

The following is a summary of certain United States federal income tax consequences of awards under the 2023 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Options

An optionee generally will not recognize taxable income upon the grant of a non-statutory option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares purchased over the exercise price. AppTech generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The optionee’s tax basis in any shares received upon exercise of an option will be the fair market value of the shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.

Incentive stock options are eligible for favorable federal income tax treatment if certain requirements are satisfied. An incentive stock option must have an option price that is not less than the fair market value of the stock at the time the option is granted and must be exercisable within 10 years from the date of grant. An employee granted an incentive stock option generally does not realize compensation income for federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. If the shares acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the excess of the fair market value of the shares on the date of exercise or the date of sale, whichever is less, over the exercise price, and any additional amount realized will be taxed as capital gain.

Stock Appreciation Rights

A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares received. AppTech generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares received upon exercise of a SAR will be the fair market value of the shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock

A participant generally will not be taxed upon the grant of restricted stock but rather will recognize ordinary income in an amount equal to the fair market value of the shares at the time the shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Internal Revenue Code). AppTech generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the restricted stock before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Under Section 83(b) of the Internal Revenue Code, a participant may elect to recognize ordinary income at the time the shares of restricted stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares of restricted stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of grant of their award, and the participant’s holding period for capital gains purposes will begin at that time. AppTech generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

RSUs

In general, the grant of RSUs (including performance share units) will not result in income for the participant or in a tax deduction for AppTech. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and AppTech generally will be entitled to a tax deduction at the same time and in the same amount. A gain or loss recognized upon a subsequent sale or exchange of the shares (if settled in shares) is treated as capital gain or loss for which AppTech will not be entitled to a deduction.

Other Awards

With respect to other awards granted under the 2023 Plan, including stock bonuses, other stock-based awards, and cash awards, generally, when the participant receives payment with respect to an award, the amount of cash and/or the fair market value of any shares or other property received will be ordinary income to the participant, and AppTech generally will be entitled to a tax deduction at the same time and in the same amount.

Section 409A of the Code. Certain types of awards under the 2023 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the 2023 Plan and awards granted under the plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary and appropriate by the Committee, the 2023 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code

Compensation of Covered Employees. The ability of AppTech to obtain a deduction for amounts paid under the 2023 Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits AppTech’s ability to deduct compensation, for federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1,000,000.

Golden Parachute Payments. The ability of AppTech (or the ability of one of its subsidiaries) to obtain a deduction for future payments under the 2023 Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain “excess parachute payments” made in connection with a change in control of an employer-corporation.

Required Vote and Recommendation of the Board for Proposal 4

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the approval of the AppTech 2023 Equity Incentive Plan. Should the proposal receive more votes FOR than AGAINST among votes properly cast at the Annual Meeting, Proposal 4, approving the AppTech 2023 Equity Incentive Plan, shall be passed. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted on Proposal 4 FOR the approval of the Amended Equity Incentive Plan unless otherwise marked on the proxy card or ballot, respectively. A broker non-vote or a properly executed proxy (or ballot) marked ABSTAIN with respect to the approval of the AppTech 2023 Equity Incentive Plan will not be voted with respect to Proposal 4, although it will be counted for purposes of determining whether there is a quorum.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2023 APPTECH EQUITY INCENTIVE PLAN.

 PROPOSAL 5

APPROVAL OF THE REPRICING OF CERTAIN OUTSTANDING

STOCK OPTIONS GRANTED

General

We are seeking stockholder approval of a one-time repricing of certain outstanding stock options granted to our service providers (covering a total of 901,267 shares of our common stock) (such options, the “Eligible Options”). The Eligible Options were granted from July 31, 2020, through July 21, 2022, and currently have per share exercise prices between $1.24 and $19.34. On July 21, 2022, the fair market value of our common stock was $0.7152 per share. On July 21, 2022, the compensation committee and Board of Directors approved, subject to the approval of the stockholders at the Annual Meeting, the repricing of these options, as of July 21, 2022 (the “Repricing Date”), (i) the closing price of our common stock was $0.7152 on The Nasdaq Stock Market on the Repricing Date; and (ii) $0.7152 has been determined to be (the “Employee Repriced Exercise Price”), and (iii) $1.4304 (the “Non-Employee Directors and Consultants Exercise Price”), (such repricing, the “Repricing”). There would be no other changes to our outstanding options under the Plan. The compensation committee has determined that the Repricing would be in the company’s and its stockholders’ best interest. If stockholders do not approve the Repricing, then we will not institute the Repricing described in this proposal.

Therefore, our board of directors recommends a vote FOR the Repricing.

Repricing

The compensation committee has determined that the reverse stock split of 1 to 9.5 that occurred on January 5, 2022, has left the Company’s service providers underwater with the previous options granted carrying an exercise price that is not currently an exercisable incentive. These adverse changes in the market price of the Company’s common stock since the Eligible Options were granted could materially interfere with the Company’s efforts to retain the service of the holders of the Eligible Options, as these options are meant to be an incentive that should be exercisable well before the time of the options expiration date. Therefore, the compensation committee recommends the repricing to encourage an increasing alignment of their interests with those of the Company’s stockholders and their stake in the long-term performance and success of the Company. When the market price for the Company’s common stock is significantly below the applicable exercise price of an option (often referred to as “underwater” or “out-of-the-money”), for example, the compensation committee believes that the option holder is not likely to exercise that option and will not have the desired incentive that the option was intended to provide.

Specifics of the Repricing

Under the Repricing, on the Repricing Date, the Eligible Options held by individuals who remain service providers of the Company through the Repricing Date will automatically be repriced to the Repriced Exercise Price. If any holder of an Eligible Option terminates service with the Company before the Repricing Date, his or her Eligible Options will not be repriced on the Repricing Date. The following table provides information, as of March 8, 2023, regarding the Eligible Options eligible for the Repricing:

	Exercise Price of Eligible Options		Number of Shares Underlying Eligible	Weighted Average Price of Eligible	Weighted Average Remaining Term of Eligible Options
	From:	To:	Options	Options	(Years)
Staff Employees	$1.67	$18.15	277,370	$8.64	1.80
Senior Management	$1.24	$19.34	397,368	$7.76	2.62
Consultants & Directors	$2.38	$11.44	301,973	$2.35	0.73

Alternatives Considered

We considered several alternatives in arriving at our proposal.

•	We could do nothing. We are concerned that if we do not improve the Eligible Option holders’ prospects of receiving long-term value from their options, we will undermine their long-term commitment to us. We will also forgo an opportunity better to align their interests with the interests of our stockholders.

•	We could issue additional options or other types of equity awards. However, this would result in increasing our overhang of outstanding equity awards, and we believe that adjusting already outstanding options would better serve the interests of our stockholders.

•	We considered an exchange of options of less than one for one as a means of offsetting the increase in value resulting from repricing options. However, any exchange proposal would have required compliance with tender offer rules, resulting in added costs, complexities, and burdens on our resources.

Eligible Option Holders

100% of our employees and one independent consultant hold Eligible Options that would benefit under the Repricing. Our names executive officers also hold Eligible Options that would benefit under the Repricing. The following table lists, for each of our named executive officers, all of our current executive officers as a group, all of our current directors who are not executive officers or affiliates as a group, and all of our current employees (other than our executive officers) as a group, the following information as of March 8, 2023, to be Repriced: (i) the number of shares of our common stock subject to Eligible Options, and (ii) the weighted average exercise price of the Eligible Options. Each holder of an Eligible Option must continue to be a service provider of the Company through the Repricing Date in order to participate in the Repricing, and any such holder that terminates service with the Company before the Repricing Date will not have his or her Eligible Options repriced under the Repricing.

Name of Individual or Group	Number of Shares Subject to Eligible Options	Weighted Average Exercise Price of Eligible Options ($)
Luke D’Angelo	255,263	8.70
Chairman of the Board, and Chief Executive Officer
Gary Wachs	25,000	1.24
Chief Financial Officer, Treasurer, and Director
Virgilio Llapitan	106,579	6.60
President
Benjamin Jenkins	10,526	12.04
Chief Technology Officer
All current executive officers as a group	397,368	7.76
All current directors who are not executive officers or affiliates, as a group	10,528	5.34
All current employees who are not executive officers, as a group	203,897	10.34

Accounting Treatment of the Repricing

We have adopted the provisions of Financial Accounting Standards Codification Topic 718 (formerly referred to as Statement of Financial Accounting Standard No. 123R) regarding accounting for share-based payments. Under Financial Accounting Standards Codification Topic 718, we will recognize any incremental compensation cost of the Eligible Options subject to the Repricing. The incremental compensation cost will be measured as the excess, if any, of the fair value of the repriced Eligible Options immediately following the Repricing over the fair value of the Eligible Options immediately prior to the Repricing.

Certain U.S. Federal Income Tax Consequences

For purposes of the incentive stock option rules, the repricing of an Eligible Option is treated as a new option granted as of the effective date of the repricing. The rules concerning the federal income tax consequences with respect to options granted pursuant to the Plans are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences with respect to such grants. In addition, the following discussion does not set forth any gift, estate, social security, or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options

No taxable income is reportable when an incentive stock option is granted or exercised, although the exercise may subject the optionee to the alternative minimum tax or may affect the determination of the optionee’s alternative minimum tax (unless the shares are sold or otherwise disposed of in the same year). If the optionee exercises the option and then later sells or otherwise disposes of the shares acquired more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the optionee exercises the option and then later sells or otherwise disposes of the shares before the end of the two or one year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the optionee’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for alternative minimum tax purposes.

Nonqualified Stock Options

No taxable income is reportable when a nonstatutory stock option with a per share exercise price at least equal to the fair market value of a share of the underlying stock on the date of grant is granted to an optionee. Upon exercise, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the exercised shares subject to the option. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss to the optionee.

Tax Effect for the Company

We generally will be entitled to a tax deduction in connection with the repriced Eligible Options in an amount equal to the ordinary income realized by the holder at the time the holder recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and other “covered employees” within the meaning of Code Section 162(m). Under Code Section 162(m), the annual compensation paid to any of these specified employees will be deductible only to the extent that it does not exceed $1,000,000.

Financial Statements

Our financial statements and other information required by Item 13(a) are incorporated by reference from our annual report on Form 10-K filed with the SEC on March 20, 2023. A representative of dbbmckennon LLC is expected to be present at the annual meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Required Vote and Recommendation of the Board for Proposal 5

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the approval of the Repricing of Certain Outstanding Stock Options Granted. Should the proposal receive more votes FOR than AGAINST among votes properly cast at the Annual Meeting, Proposal 5, approving the Repricing of Certain Outstanding Stock Options Granted, shall be passed. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted on Proposal 5 FOR the approval of the Repricing of Certain Outstanding Stock Options Granted, unless otherwise marked on the proxy card or ballot, respectively. A broker non-vote or a properly executed proxy (or ballot) marked ABSTAIN with respect to the approval of the Repricing of Certain Outstanding Stock Options Granted will not be voted with respect to Proposal 5, although it will be counted for purposes of determining whether there is a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REPRICING OF CERTAIN OUTSTANDING STOCK OPTIONS GRANTED.

PROPOSAL 6

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected dbbmckennon LLC, an independent registered public accounting firm, as our independent auditors for the year ending December 31, 2023, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Dbbmckennon LLC has served as our independent registered public accounting firm since July 18, 2014. Representatives of dbbmckennon LLC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire and be available to respond to appropriate questions.

Neither our amended and restated bylaws nor other governing documents or laws require stockholder ratification of the appointment of dbbmckennon as our independent registered public accounting firm. However, the Board of Directors is submitting the appointment of dbbmckennon to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board Directors will reconsider whether or not to retain dbbmckennon. Even if the selection is ratified, the Board of Directors, at its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the company’s best interests and its stockholders.

For the selection by the audit committee of dbbmckennon as the independent registered public accounting firm of the Company for the year ending December 31, 2023, to be ratified, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on Proposal 6. Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will not affect the proposal. Please note that brokers holding shares for a beneficial owner that have not received voting instructions with respect to the ratification of the approval of the appointment of dbbmckennon will have discretionary voting authority with respect to this matter.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DBBMCKENNON LLS AT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the fees billed by dbbmckennon, our independent registered public accounting firm, for audit and non-audit services rendered in 2022 and 2021. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described following the table.

	Year Ended December 31,
Dbbmckennon Fees	2022	2021
Audit fees (1)	$65,213	$42,535
Audit-related fees	—	—
Tax fees	$5,800	—
All other fees (2)	$134,535	$74,098
Total aggregate fees	$205,548	$116,633

(1) The fees billed or incurred by dbbmckennon for professional services in 2022 and 2021 include the audit of our annual financial statements and internal control over financial reporting included in the Annual Report.

(2) In 2022, fees billed by dbbmckennon were to produce a comfort letter for the S-1 and S-3 offerings and review our quarterly financial statements and securities registration statements.

All fees described above were pre-approved by the board of directors.

Pre-Approval Policies and Procedures of the Board of Directors

The Board of Directors’ policy is to pre-approve all audit and permissible non-audit services rendered by dbbmckennon, our independent registered public accounting firm. The Board of Directors can pre-approve specified services in defined categories of audit services, audit-related services, and tax services up to specified amounts, as part of the Board of Directors’ approval of the scope of the engagement of dbbmckennon or on an individual case-by-case basis before dbbmckennon is engaged to provide a service. The board of Directors has determined that the rendering of tax-related services by dbbmckennon in 2022 is compatible with maintaining the principal accountant’s independence for audit purposes. dbbmckennon has not been engaged to perform any non-audit services other than tax-related services.

AUDIT COMMITTEE REPORT

AppTech’s audit committee reviews and discusses our audited consolidated financial statements with management and “Management’s Report on Internal Control over Financial Reporting” in Item 9A included in the Annual Report.

The audit committee discusses with dbbmckennon those matters required to be discussed by the auditors with the audit committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”). The audit committee will receive the written disclosures and the letter from dbbmckennon required by applicable requirements of the PCAOB regarding dbbmckennon’s communication with the audit committee concerning independence and will discuss with dbbmckennon their independence. The audit committee will consider with dbbmckennon whether the non-audit services that dbbmckennon provided to us during the previous year were compatible with their independence.

Based upon the review and discussions described above, and if the requisite standards are met, the audit committee will recommend to the Board that the audited consolidated financial statements be included in the Annual Report for filing with the SEC. We have selected dbbmckennon as the Company’s independent registered public accounting firm for the year ending December 31, 2023, and have approved submitting the selection of the independent registered public accounting firm for ratification by the stockholders.

The material in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” with the SEC. This Audit Committee Report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, except to the extent we specifically incorporate it by reference into such filing.

 COMPENSATION COMMITTEE REPORT

The compensation committee makes recommendations to the Board and reviews and approves our compensation policies and all forms of compensation to be provided to our directors and executive officers, including, among other things, annual salaries, bonuses, equity incentive awards, and other incentives compensation arrangements. In addition, our compensation committee administers our equity incentive and employee stock purchase plans, including granting stock options or awarding restricted stock units to our directors and executive officers. Our compensation committee also reviews and approves employment agreements with executive officers and other compensation policies and matters.

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) ((§ 229.402(b)) with management. Based on the review and discussion referred to in paragraph (e)(5)(i)(A) on this Item, the Board of Directors recommended that the Compensation Discussion and Analysis be included in our proxy statement on Schedule 14A.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Overview

The first table below provides information concerning beneficial ownership of our common stock and preferred stock as of the record date by each stockholder, or group of affiliated stockholders, known to us to beneficially own more than 5% of our outstanding common stock and preferred stock.

The second table provides information concerning beneficial ownership of our common stock as of the record date by:

●	each of our named executive officers;

●	each of our directors; and

●	all of our current executive officers and directors as a group.

The following tables are based upon information supplied by directors, executive officers, and principal stockholders, and Schedule 13G, Schedule 13D, and Section 16 filings filed with the SEC through the record date. The column in each table entitled “Percentage of Shares of Common Stock Beneficially Owned” is based upon 18,438,947 shares of common stock outstanding as of the record date.

Preferred Stock

Our Series Preferred Stock is one authorized and outstanding series of preferred stock. As of the record date, fourteen (14) shares of our Series A preferred stock are issued and outstanding. The holders of Series A preferred stock are entitled to one vote per share on an “as converted” basis on all matters submitted to a vote of stockholders and are entitled to cumulate their votes in the election of directors. The holders of Series A preferred stock are entitled to any dividends that the Board of Directors may declare out of funds legally available, therefore on a pro-rata basis according to their holdings of shares of Series A preferred stock, on an as-converted basis. In the event of liquidation or dissolution of the Company, holders of Series A preferred stock are entitled to share ratably in all assets remaining after payment of liabilities and have no liquidation preferences. Holders of Series A preferred stock have a right to convert each share of Series A preferred stock into 82 shares of common stock.

Explanation of Certain Calculations in the Table for 5% Stockholders

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities as well as any shares of common stock that the person has the right to acquire within 60 days of the record date of this Proxy Statement through the exercise of stock options or other rights. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned	Number of Shares of Series A Preferred Stock Beneficially Owned	Percentage of Shares of Series A Preferred Stock Beneficially Owned

5% Stockholders (other than our executive officers and directors)
Collingsworth Properties (1)	—	—	1	7.14%
Jan Carson Connolly (2)	—	—	1	7.14%
Timothy J. Connolly (3)	—	—	4	28.60%
Cornell Capital Partners LP (4)	—	—	1	7.14%
Richard Dole (5)	—	—	1	7.14%
Ali Ebrahimi (6)	—	—	1	7.14%
Kerry French (7)	—	—	1	7.14%
Hunter Holdings Inc. (8)	—	—	1	7.14%
J. Michael King (9)	—	—	1	7.14%
nDigital Ventures (10)	2,387,611	12.95%	—	—%
Newbridge Securities Corp. (11)	—	—	1	7.14%
Michael O. Sutton (12)	—	—	1	7.14%

(1)	The mailing address for Collingsworth Properties is 6575 West Loop South Ste. 700, Bellaire, TX 77056.
(2)	The mailing address for Jan Carson Connolly is 109 N. Post Oak Ln., Suite 422, Houston, TX 77024.
(3)	The mailing address for Timothy J. Connolly is 109 N. Post Oak Ln., Suite 422, Houston, TX 77024.
(4)	The mailing address for Cornell Capital Partners LP is 101 Hudson St., Suite 3700, Jersey City, NJ 07302.
(5)	The mailing address for Richard Dole is 318 Indian Bayou, Houston, TX 77057.
(6)	The mailing address for Ali Ebrahimi is 9802 Westheimer Suite 250, Houston, TX 77042.
(7)	The mailing address for Kerry French is One Riverway Suite 2400, Houston, TX 77056.
(8)	The mailing address for Hunter Holdings Inc. is P.O. Box 270990, Houston, TX 77277.
(9)	The mailing address for J. Michael King is 3887 Pacific Street, Las Vegas, NV 89121.
(10)	The mailing address of nDigital Ventures is c/o Infinios Financial Services B.S.C., 11th Floor, Park Place, Building 2420, Road 2831, Block 428, Seef District, Kingdom of Bahrain Office. nDigital Ventures is wholly owned by nDigital Holdings SPC - Class C Segregated Portfolio. Yusuf Dawood Ebrahim Nonoo (41.4%), Fuad Dawood Ebrahim Nonoo (32.3%), Andrew John Sims (16.3%), and CC Fintech (10%) have voting and dispositive control over nDigital Holdings SPC.
(11)	The mailing address for Newbridge Securities Corp. is 1451 W. Cypress Creek Rd., Ste 204, Fort Lauderdale, FL 33309
(12)	The mailing address for Michael O. Sutton is 125 Broad St., 15th Floor, New York, NY 10004.

Explanation of Certain Calculations in the Table for Directors and Named Executive Officers

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities as well as any shares of common stock that the person has the right to acquire within 60 days of the record date of this Proxy Statement through the exercise of stock options or other rights. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Because our executive officers and directors do not beneficially own any shares of our preferred stock, the table omits the columns describing Series A Preferred Stock ownership.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percentage of Shares of Common Stock Beneficially Owned (3)
Directors and Named Executive Officers
Luke D’Angelo (4)	1,132,320	6.14%
William Huff (5)	60,636	*
Mengyin H. Liang “Roz Huang” (6)	55,515	*
Benjamin Jenkins (7)	294,746	1.60%
Virgilio Llapitan	296,940	1.61%
Michael O’Neal (8)	49,483	*
Chad Nelley	33,561	*
Gary Wachs	771,065	4.18%
Christopher Williams (9)	144,288	*
Michael Yadgar	—	*
All current directors and named executive officers as a group (10 persons)	2,838,554	15.39%

* Indicates less than 1% ownership.
(1)	Unless otherwise indicated, the address for each beneficial owner is c/o AppTech Payments Corp., 5876 Owens Ave., Suite 100, Carlsbad, CA 92008.
(2)	The Company had a reverse stock split of its issued and outstanding voting common stock, at an exchange ratio of 1-for-9.5, that went into effect on Wednesday, January 5, 2022. All numbers of shares and stock prices within this entire Proxy Statement have been converted to show the current number of shares and stock prices post the reverse stock split.
(3)	Based on 18,438,947 shares of common stock outstanding as of the record date of this Proxy Statement. Any shares of common stock, not outstanding, that are issuable upon the exercise or conversion of other securities held by a person within the next 60 days are considered outstanding when computing such person’s ownership percentage of common stock but are not when computing anyone else’s ownership percentage.
(4)	Luke D’Angelo directly owns 877,057 shares of common stock and 255,263 vested options.
(5)	William Huff directly owns 58,004 shares of common stock and 2,632 vested options.
(6)	Roz Huang directly owns 52,883 shares of common stock and 2,632 vested options.
(7)	Benjamin Jenkins directly owns 44,162 shares of common stock and 9,356 vested options individually, and 241,228 vested options held by Innovations Realized, LLC, of which Benjamin Jenkins is the sole owner.
(8)	Michael O’Neal directly owns 46,851 shares of common stock and 2,632 vested options.
(9)	Christopher Williams directly owns 68,564 shares of common stock and 2,632 vested options, plus 73,092 shares held by HUD Investments, LLC, an entity of which Christopher Williams’ spouse has voting and dispositive control. Mr. Williams disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our common stock to file reports with the SEC regarding their ownership and changes in ownership of our securities and to furnish us with copies of all Section 16(a) reports that they file.

Based solely upon a review of the reports furnished to us and written representations provided to us by all of our directors and executive officers, we believe that during the year ended December 31, 2022, our directors, executive officers, and greater than 10% stockholders have filed reports under Section 16(a).

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our company.

Year	Summary Compensation Table Total for Principal Executive Officer (“PEO”)(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (“NEOs”)(3)	Average Compensation Actually Paid to Non- PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (“TSR”)(5)	Net Income (Loss) (millions)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	$475,658	$475,658	$523,981	$208,173	$78.49	($16.20)
2021	$2,439,888	$2,104,630	$277,855	$522,321	($28.89)	($79.20)

(1)	The dollar amounts reported in column (b) are the amounts of total compensation reported for Luke D’Angelo (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table.”

(2)	The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Luke D’Angelo, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. D’Angelo during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. D’Angelo’s total compensation for each year to determine the compensation actually paid, and provided in the table below:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards (a)	Equity Award Adjustments (b)	Compensation Actually Paid to PEO
2022	$475,658	($163,500)	$163,500	$475,658
2021	$2,439,888	($2,289,888)	$1,954,630	$2,104,630

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)	The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	$—	$—	$163,500	$—	$—	$—	$163,500
2021	$—	$—	$1,954,630	$—	$—	$—	$1,954,630

(3)	The dollar amounts reported in column (d) represent the average of the amounts reported for our company’s named executive officers as a group (excluding Luke D’Angelo) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Mr. D’Angelo) included for purposes of calculating the average amounts in each applicable year are as follows: for 2022, Chad Nelley and Benjamin Jenkins, and 2021, Virgilia Llapitan and Gary Wachs.

(4)	The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Luke D’Angelo), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Mr. D’Angelo) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr. D’Angelo) for each year to determine the compensation actually paid, using the same methodology described above in Note (2):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non- PEO NEOs
2022	$523,981	($202,505)	($113,303)	$208,173
2021	$277,855	($61,500)	$305,966	$522,321

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	$—	($113,303)	$—	$—	$—	$—	($113,303)
2021	$12,770	$—	$293,195	$—	$—	$—	$308,966

(5)	Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our company’s share price at the end and the beginning of the measurement period by our company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2021 or 2022.
(6)	The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Income (Loss)

Our platform is commercially viable and ready to board accounts. We operate in the fintech industry and had merchant processing revenue during the periods presented. Our company has not historically looked to net income (loss) as a performance measure for our executive compensation program. Our net income (loss) decreased significantly between 2021 and 2022, and the compensation actually paid for both our PEO and non-PEO NEOs also decreased significantly between 2021 and 2022.

Compensation Actually Paid and Cumulative TSR

As shown in the following graph, the compensation actually paid to Luke D’Angelo and the average amount of compensation actually paid to our named executive officers as a group (excluding M. D’Angelo) during the periods presented are negatively correlated. We do utilize several performance measures to align executive compensation with our performance, but those tend not to be financial performance measures, such as the total shareholder return “TSR”. For example, as described in more detail above in the section “Executive Compensation – Annual Performance-Based Bonus Opportunity,” part of the compensation our named executive officers are eligible to receive consists of annual performance-based cash bonuses which are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals, subject to certain employment criteria as described above under “—Agreements with our Named Executive Officers.” Additionally, we view stock options, which are an integral part of our executive compensation program, as related to company performance, although not directly tied to TSR, because they provide value only if the market price of our common stock increases and if the executive officer continues in our employment over the vesting period. These stock option awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long term.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this prospectus and the transactions described below, since January 1, 2021, there has not been any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, the lesser of (i) $120,000 or (ii) one percent of the average of our total assets for the last two completed fiscal years, and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had or will have, a direct or indirect material interest.

In 2008, we issued $150,000 in convertible notes from Michael B. Gross and Gary Wachs. The convertible notes payable incur interest at 15% per annum and are convertible at $0.60 per share. On April 29, 2021, accrued interest related to the convertible notes was $265,875, and Michael B. Gross converted the outstanding principal and interest of his note into 49,517 common shares in the Company. Further, on April 29, 2021, Gary Wachs converted the outstanding principal and interest on his note into 24,758 shares in the Company.

A significant shareholder funded the Company’s operations through notes payable primarily in 2009 and 2010. On May 2, 2021, the Company entered into a debt reduction and confirmation agreement with the significant shareholder, that is no longer a related party. The Company entered into a forbearance agreement in exchange for not enforcing the terms of the agreement. In November 2022, the parties agreed to extend the terms of the forbearance agreement for an additional six months. As of December 31, 2022, and 2021, the balance of the notes payable was $597 thousand and $597 thousand, respectively, and the accrued interest related to the notes was $83 thousand and $133 thousand, respectively. Subsequent to December 31, 2022, the Company paid off the note in its entirety.

In 2022 and 2021, we reimbursed expenses related to various marketing, professional, and other expenses advanced by two related parties and significant shareholders through other business ventures. Based on his ownership interest in Blake & Wachs LTD, for the year ended December 31, 2022, and 2021, the reimbursement amount to Gary Wachs was $0 and $17,500, respectively. Lastly, based on their ownership interest in Mayfield Marketing, LLC, for the year ended December 31, 2022, and 2021, the reimbursement amount to Gary Wachs and Michael B. Gross was $0 and $41,743, respectively.

In 2017, we issued $222,000 in convertible notes from Luke D’Angelo. The convertible notes payable incur interest at 10% per annum and are convertible at $0.10 per share. On February 21, 2021, Luke D’Angelo assigned $200,000 in convertible notes to a direct relative. On April 29, 2021, Mr. D’Angelo converted the outstanding principal and interest of the notes into 297,542 shares in the Company.

In 2021 Luke D’Angelo loaned the Company $25,000; on January 7, 2022, the Company paid $26,250 to Luke D’Angelo, including interest to pay the loan.

In 2020, the Company entered into a strategic partnership with Infinios Financial Services B.S.C. (formally NEC Payments B.S.C) (“Infinios”). In February 2021, we completed and validated our contractual obligations, paying Infinios a $100,000 engagement fee. The gross total fees due under the Agreements are $2,212,500, excluding pass-through costs associated with the infrastructure hosting fees. We issued 1,895,948 shares (post reverse split) of common stock to Infinios, fully diluted with piggyback registration rights. In April 2021, the Chief Executive Officer at Infinios became a board observer and a Director at Infinios joined our board as a Director. From February 2021 through December 31, 2021, the Company made payments totaling $387,500. The outstanding balance of $420,000 was paid in January 2022. The remainder of 2022 had various payments for continued services of $720,723. The agreement between the Company and Infinios, formerly NEC Payments B.S.C., has an anti-dilution provision. To remain in compliance, the Company accrued 73,848 shares of its common stock at $17.46 per share for a total value of $1.3 million as of December 31, 2021. Further, in connection with the capital raise discussed in Note 1, the Company issued an additional 378,109 shares of its common stock at $2.20 per share for a value of $832 thousand or a total value of $2.1 million. The 451,957 total shares were issued in May 2022. Further, in connection with the shares to be issued as part of the HotHand acquisition and to be in compliance with its anti-dilution provision with Infiinios, the Company accrued an additional 39,706 shares of its common stock at $1.81 per share for a total of $72 thousand. The shares have not been issued to Infinios as of December 31, 2022.

On February 18, 2021, the Company entered into an amended independent contractor services agreement with IR. On February 19, 2021, the initial payment of $76,000 was made, and on February 24, 2021, the second payment of $76,000 was made, on April 5, 2021, the third payment of $152,000, and on May 5, 2021, the fourth and fifth payment of $114,000 was made. The outstanding balance of $171,000 was paid in January 2022.

In 2007 and 2008, the Company entered into notes payable to Christopher Williams, a related party, for $46,000 in proceeds. The notes payable were due on demand and incurred interest at 12% per annum. These were combined into a single-note agreement in 2014. On September 30, 2021, the Company entered into a forbearance agreement that granted the holder 463 shares with a current fair market value of $5,156 in exchange for not enforcing the terms of the agreement for a period of twelve months. As of December 31, 2022, and 2021, the balance of the related party notes payable was $88 thousand and $88 thousand, respectively. In addition, the accrued interest to the related party notes payable was $68 thousand and $68 thousand, respectively. Subsequent to December 31, 2022, the Company paid off the note in its entirety.

On March 12, 2021, the Company purchased 5,263 shares from Michael Gross and subsequently canceled the shares.

EXECUTIVE COMPENSATION

Compensation Objectives and Overview

As a fintech company, we operate in an extremely competitive, rapidly changing, heavily regulated industry. We believe that our executive officers and other key employees’ skills, talent, judgment, and dedication are critical factors affecting our long-term stockholder value. Outside the compensation below, we have not paid any of our executive officers in the years ended December 31, 2021, and 2022, other than for reimbursement of expenses. We have not deferred any compensation. We currently have appropriate compensation agreements that, based on the determination of the Board, fairly compensate our executive officers, attract, and retain highly qualified executive officers, motivate the performance of our executive officers towards, and reward the achievement of clearly defined corporate goals, and align our executive officers’ long-term interests with those of our stockholders. The Company does not maintain any stock option or other equity compensation plan that directly relates to executive compensation except the proposed included in the Company’s Equity Incentive Plan, approved by the shareholders in 2022.

Summary Compensation Table for Fiscal Years 2022 and 2021

The following table summarizes the compensation awarded to, earned by, or paid to our named executive officers during the years ended December 31, 2022, and 2021:

Name	Year	Salary	Bonus	Stock Awards	Option Awards	Non-equity Incentive Plan Compensation	All Other Compensation	Total
Principal Position		($)	($)	($)	($)(1)	($)(2)	($)(3)	($)
Luke D’Angelo	2022	—	312,158	—	163,500	—	—	475,658
Chairman of the Board and Chief Executive Officer	2021	—	150,000	—	2,289,888	—	—	2,439,888
Benjamin Jenkins	2022	290,000	20,289	—	107,632	—	—	417,921
Chief Technology Officer	2021	20,077	—	—	16,534	—	—	36,611
Virgilio Llapitan	2022	125,000	45,287	—	92,250	—	—	262,537
Chief Operating Officer and President	2021	76,519	—	—	586,422	—	—	622,941
Chad Neeley	2022	272,663	60,000	—	297,379	—	—	630,042
Chief Operating Officer	2021	6,982	—	—	12,382	—	—	19,364
Gary Wachs	2022	220,000	42,423	—	30,750	—	—	293,173
Chief Financial Officer and Director	2021	104,615	—	—	—	—	—	104,615

(1)	In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards computed in accordance with the Financial Accounting Standards Board’s Accounting Standard Codification (Financial Accounting Standards Board Accounting Standards

Codification (“FASB ASC”)) Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in calculating these amounts are included in Note 6 to our consolidated financial statements and notes included within Part IV of our 2022 Annual Report. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting or exercise of stock options or the sale of the common stock underlying them.

Employment Agreements with Our Executive Officers

  In 2022, our compensation committee reviewed our executive compensation, and we entered into agreements with each of our named executive officers (each an “Employment Agreement”). The Employment Agreements shall provide a starting base salary and a potential annual bonus, which is subject to adjustment by the Board from time to time. Each of the Employment Agreements provides that the applicable named executive officer’s employment with us is “at will.” The named executive officers are entitled to receive all other benefits generally available to our executive officers. The Employment Agreements do not provide a change in control-related benefits to our named executive officers, including vesting acceleration upon the occurrence of certain defined events.

Outstanding Equity Awards as of December 31, 2022

Please Note: The Company effected a reverse stock split of its issued and outstanding voting common stock at an exchange ratio of 1-for-9.5, which went into effect on Wednesday, January 5, 2022. All share amounts and share prices within this entire Proxy Statement reflect the reverse stock split.

The following table sets forth information regarding equity awards held by the Named Executive Officers as of December 31, 2022:

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Benjamin Jenkins	11/12/2021	1,170	16,544
Virgilio Llapitan	1/20/2022	9,375	11,532
Gary Wachs	1/20/2022	3,126	3,845

Change in Control Benefits

No employment agreements with our named executive officers provide a change in control benefits.

Benefits upon Death or Disability

Death of the Officer

The employment agreement of each of our named executive officers does not provide certain benefits if his employment is terminated on account of his or her death.

Disability of the Officer

The employment agreement of each of our named executive officers does not provide certain benefits if his employment is terminated on account of his or her disability.

Other Benefits

Our executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, disability, and accidental death and dismemberment insurance, our employee stock purchase plan, and our 401(k) plan, in each case on the same basis as other employees, subject to applicable law, should such benefits exist. We also provide vacation and other paid holidays to all employees, including our executive officers, comparable to those provided at peer companies. At this time, we do not provide special benefits or other perquisites to our executive officers.

Policies Regarding Recovery of Awards

Our Board of Directors have not adopted a policy that requires us to make retroactive adjustments to any cash or equity-based incentive compensation paid to executive officers (or others) where the payment was predicated upon the achievement of financial results that were subsequently the subject of a restatement. However, we may implement a clawback policy in accordance with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the regulations that will be issued under that act.

Tax and Accounting Treatment of Compensation

Section 162(m) of the Internal Revenue Code places a limit of $1.0 million per person on the amount of compensation that we may deduct in any one year with respect to our Chief Executive Officer and certain of our other executive officers. While the Board of Directors considers deductibility factors when making compensation decisions, the board also looks at other considerations, such as providing our executive officers with competitive and adequate incentives to remain with us and increase our business operations, financial performance, and prospects as rewarding extraordinary contributions. No compensation to named executive officers exceeded this threshold in 2022.

We account for equity compensation paid to our employees under the rules of FASB ASC Topic 718, which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued. We have not tailored our executive compensation program to achieve particular accounting results.

Policies on Ownership, Insider Trading, Hedging, and 10b5-1 Plans

AppTech has a formal Insider Trading Policy that the Board of Directors adopted on May 18, 2022. The policy can be found at https://apptechcorp.com/investor-relations/. This policy has been designed to prevent insider trading and any allegations of insider trading.

Our insider trading policy prohibits our Executive Officers’ actions relating to buying and selling our common stock. Our executive officers are authorized to enter into trading plans established according to Section 10b5-1 of the Exchange Act with an independent broker-dealer (“broker”) designated by us. These plans may include specific instructions for the broker to exercise vested options and sell Company stock on behalf of the executive officer at certain dates if our stock price is above a specified level or both. Under these plans, the executive officer no longer has control over the decision to exercise and sell the securities in the plan unless he or she amends or terminates the trading plan during a trading window. Plan modifications are not effective until the 31st day after adoption. The purpose of these plans is to enable executive officers to recognize the value of their compensation and diversify their holdings of our stock during periods in which the executive officer would be unable to sell our common stock because material information about us had not been publicly released. As of the record date, no named executive officer had a trading plan in place.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these proxy materials?

You received these proxy materials because you owned shares of AppTech Payments Corp. common stock or Series A Preferred Stock as of March 8, 2023, the record date for the Annual Meeting, and our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement describes matters on which we would like you to vote at the Annual Meeting. It also gives you information on these matters so that you can make an informed decision.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?

Under rules adopted by the SEC, we are permitted to furnish our proxy materials over the Internet to our stockholders by delivering a Notice in the mail. Instead of mailing printed copies of the proxy materials to our stockholders, we are mailing the Notice to instruct stockholders on how to access and review the Proxy Statement and Annual Report over the Internet at www.proxyvote.com. The Notice also instructs stockholders on how they may submit their proxy by mail or by phone. If you received a Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting these materials.

How do I attend the Annual Meeting online?

We will host the Annual Meeting exclusively live online, in part due to restrictions resulting from the Covid-19 pandemic. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/APCX2023. To enter the Annual Meeting, you will need the password included in your Notice or your proxy card (if you received a printed copy of the proxy materials). Instructions on how to attend and participate online, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date will be entitled to vote at the Annual Meeting. On the record date, 18,438,947 shares of our common stock and 14 shares of our Series A Preferred Stock were outstanding. All of these outstanding shares are entitled to vote at the Annual Meeting on the matters described in this Proxy Statement. Each share of common stock is entitled to one vote. Each share of Series A Preferred Stock is entitled to one vote per share of common stock underlying the Series A Preferred Stock on an as-converted basis of 82 shares of common stock, which results in 1,148 votes for the Series A Preferred Stock as of the record date.

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be accessible for ten (10) days before the meeting at our principal place of business, 5876 Owens Ave., Suite 100, Carlsbad, California 92008, between the hours of 9:00 a.m. and 5:00 p.m. local time. In addition, during the Annual Meeting, that list of stockholders will be available for examination at www.virtualshareholdermeeting.com/APCX2023.

How do I vote at the Annual Meeting?

If your shares were registered directly in your name with our transfer agent, Transfer Online, on the record date, you are a stockholder of record. As described below, stockholders of record may vote by using the Internet, by telephone, or if you received a proxy card by mail. Stockholders also may attend the Annual Meeting virtually and vote during the Annual Meeting.

●	You may vote by using the Internet. The address of the website for Internet voting is www.proxvote.com. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Pacific Standard Time on May 1, 2023, the day before the Annual Meeting. However, the voting portal will reopen during the Annual Meeting enabling shareholders to vote during the meeting itself. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

●	You may vote by telephone. The toll-free telephone number is noted on your Notice of Internet Availability of Proxy Materials and proxy card. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Pacific Standard Time on May 1, 2023.

●	You may vote by mail. If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date, sign it, and return it in the postage-paid envelope. Your proxy card must be received by the close of business on May 1, 2023.

When you vote by any of the above methods, you appoint Luke D’Angelo, our Chief Executive Officer, and Marc Evans, our Corporate Secretary, as your representatives (or proxy holders) at the Annual Meeting. By doing so, you ensure that your shares will be voted whether or not you attend the Annual Meeting. The proxy holders will vote your shares at the Annual Meeting as you have instructed them.

In addition, the proxy holders, in their discretion, are further authorized to vote (a) for the election of a person to the Board if a nominee named in this Proxy Statement becomes unable to serve or for good cause will not serve, (b) on any matter that the Board did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (c) on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

If you hold shares through a bank or broker (i.e., in “street name”), please refer to your proxy card, Notice, or other information forwarded by your bank or broker to see which voting options are available to you.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend. If you desire to vote at the Annual Meeting and hold your shares in “street name,” however, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote virtually at the Annual Meeting.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:

●	You may submit a subsequent proxy by using the Internet, by telephone, or by mail with a later date;

●	You may deliver a written notice that you are revoking your proxy to the Corporate Secretary at 5876 Owens Ave., Suite 100, Carlsbad, California, 92008; or

●	You may attend the Annual Meeting virtually and vote your shares at the Annual Meeting. Simply attending the Annual Meeting without affirmatively voting will not, by itself, revoke your proxy.

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

How many votes do you need to hold the Annual Meeting?

A quorum of stockholders is necessary to conduct business at the Annual Meeting. Under our amended and restated bylaws, a quorum will be present if the holders of a majority of the voting power of the company’s outstanding shares entitled to vote generally in the election of directors are represented in person or by proxy at the Annual Meeting. (Under Delaware law, if the board of directors of a company so authorizes, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication, be deemed present in person at a stockholders meeting. Our Board has so authorized.) On the record date, there were (a) 18,438,947 shares of common stock outstanding and entitled to vote and (b) shares of our outstanding Series A Preferred Stock entitled to 1,148 votes. Therefore, to have a quorum, 9,220,048 shares must be represented by stockholders present at the Annual Meeting or represented by proxy. The holders of the common stock and the Series A Preferred Stock (on an as-converted basis) vote together as a single class on each of the proposals in this Proxy Statement.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or another nominee) or if you attend the Annual Meeting virtually and vote at that time. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, our Chief Executive Officer, who will preside at the Annual Meeting as chairman in accordance with our bylaws, may adjourn the Annual Meeting to another date and time.

What matters will be voted on at the Annual Meeting?

The following matters are scheduled to be voted on at the Annual Meeting:

●	To elect the Company’s Class I Board of Directors (the “Board”). The Board intends to present for election the following three (3) nominees: William Huff, Mengyin H. Liang “Roz Huang,” and Michael O’Neal to serve a term of two years until our 2025 annual meeting of stockholders.

●	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

●	To indicate, on an advisory basis, the preferred frequency of future shareholder advisory votes on the compensation of the company’s named executive officers; and

●	To approve the AppTech 2023 Equity Incentive Plan

●	To approve the repricing of certain outstanding stock option grants; and

●	To ratify the appointment of dbbmckennon LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

What will happen if I do not vote my shares?

Stockholder of Record: Shares Registered in Your Name. If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet, or virtually at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. Brokers or other nominees who hold shares of our common stock or preferred stock for a beneficial owner in street name have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten (10) days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers that are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. Proposal 6 is the only routine matter in this Proxy Statement. Therefore, your broker has the discretion to vote your shares on Proposal 6 but does not have the discretion to vote your shares on Proposals 1, 2, 3, 4 or 5.

We encourage you to provide your bank or brokerage firm instructions by voting your proxy. This action ensures your shares will be voted at the Annual Meeting in accordance with your wishes.

How may I vote for each proposal, and what is the vote required for each proposal?

Proposal 1: Election of Directors.

With respect to the election of the nominees for director, you may:

●	vote FOR ALL the election of each nominee for director;

●	WITHHOLD ALL your vote for each nominee for director; or

●	vote FOR ALL EXCEPT the election of certain nominees for director except a particular nominee.

Directors are elected by a plurality of the votes cast at the Annual Meeting. Only votes cast FOR ALL a nominee will be counted. An instruction to WITHHOLD ALL authority to vote for all nominees will result in the nominees receiving fewer votes but will not count as a vote against the nominee. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Proposal 2: To approve, on an advisory basis, the compensation of the Company’s named executive officers.

You may vote FOR or AGAINST, or ABSTAIN from voting on Proposal 2. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting and (b) are cast either affirmatively or negatively on the Proposal. Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

Proposal 3: To indicate, on an advisory basis, the preferred frequency of future shareholder advisory votes on the compensation of the company’s named executive officers.

You may vote for 1 YEAR or 2 YEARS, or 3 YEARS or ABSTAIN from voting on Proposal 3. For this proposal to be approved, we must receive a 1 YEAR or 2 YEARS or 3 YEARS vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on the Proposal. Abstentions and broker non-votes will not be counted 1 YEAR or 2 YEARS or 3 YEARS, or AGAINST the proposal, and will have no effect on the proposal.

Proposal 4: To approve the AppTech 2023 Equity Incentive Plan.

You may vote FOR or AGAINST, or ABSTAIN from voting on Proposal 4. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting and (b) are cast either affirmatively or negatively on the Proposal. Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

Proposal 5: To approve the repricing of certain outstanding stock options granted.

You may vote FOR or AGAINST, or ABSTAIN from voting on Proposal 5. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting and (b) are cast either affirmatively or negatively on the Proposal. Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

Proposal 6: Ratification of the appointment of dbbmckennon as our independent registered public accounting firm for the year ending December 31, 2023.

You may vote FOR or AGAINST, or ABSTAIN from voting on Proposal 6. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting and (b) are cast either affirmatively or negatively on the Proposal. Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

How does the Board recommend that I vote?

The Board recommends that you vote FOR ALL director nominees in Proposal 1, FOR Proposals 2, 4, 5, and 6, and 1 YEAR Proposal 3.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

●	Proposal 1: FOR ALL the Approval of the Company’s Class I Board of Directors;

●	Proposal 2: FOR the Approval on an advisory basis, the compensation of the Company’s named executive officers;

●	Proposal 3: 1 YEAR to indicate, on an advisory basis, the preferred frequency of future shareholder advisory votes on the compensation of the company’s named executive officers. Approval of the 2023 AppTech Dividend Plan;

●	Proposal 4: FOR the Approval of the 2023 AppTech Equity Incentive Plan;

●	Proposal 5: FOR the Approval of the repricing of certain outstanding stock option grants;

●	Proposal 6: FOR the ratification of the appointment of dbbmckennon as our independent registered public accounting firm for the year ending December 31, 2023;

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the Annual Meeting. The proxy holders, in their discretion, are further authorized to vote (a) for the election of a person to the Board if a nominee named in this Proxy Statement becomes unable to serve or for good cause will not serve, (b) on any matter that the Board did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (c) on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

What happens if a director nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board may either:

●	reduce the number of directors that serve on the Board; or

●	designate a substitute nominee.

If the Board designates a substitute nominee, the proxy holders will exercise their discretion as described above and vote for the substitute nominee.

How do I attend the virtual Annual Meeting?

We are hosting the Annual Meeting exclusively online at www.virtualshareholdermeeting.com/APCX2023. The Notice includes instructions on how to participate in the Annual Meeting via the Internet and how to vote your shares of our capital stock online at www.proxyvote.com. You will need to enter the control number received with your proxy card or Notice of Internet Availability of Proxy Materials to enter the Annual Meeting via the online web portal.

Who is paying for this proxy solicitation?

The Board is soliciting the accompanying proxy. In addition to this solicitation, our directors and employees may solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. In addition, we may also retain one or more third parties to aid in the solicitation of brokers, banks, institutions, and other stockholders. We will pay for the entire cost of soliciting proxies. We may reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What happens if the Annual Meeting is postponed or adjourned?

Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Annual Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on that proposal.

How can I find out the voting results from the Annual Meeting?

Preliminary voting results are expected to be announced at the Annual Meeting. Final voting results will be reported on a Current Report on Form 8-K filed with the SEC no later than four (4) business days following the conclusion of the Annual Meeting.

How can I find AppTech’s proxy materials and Annual Report on the Internet?

This Proxy Statement and the Annual Report are available on our corporate website at www.apptechcorp.com/investor-relations. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.proxyvote.com, which does not have “cookies” that identify visitors to the site.

How do I obtain a separate set of AppTech’s proxy materials if I share an address with other stockholders?

In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions receive only one copy of the Notice. This practice is designed to reduce duplicate mailings and save printing and postage costs and natural resources. If you would like to have a separate copy of the Notice, the Proxy Statement or the Annual Report mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your Notice or proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, stockholders receiving multiple copies of the Notice at the same address may wish to receive only one. If you would like to receive only one copy, please submit your request to the address or phone number that appears on your Notice or proxy card.

Can I receive future proxy materials and annual reports electronically?

Yes. This Proxy Statement and the Annual Report are available on our investor relations website at www.apptechcorp.com/investor-relations and www.proxyvote.com. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, reducing the environmental impact of our annual meetings.

Whom should I call if I have any questions?

If you have any questions, want additional AppTech proxy materials or proxy cards, or need assistance voting your shares, please contact Investor Relations, AppTech Payments Corp., 5876 Owens Ave, Suite 100, Carlsbad, California 92008 or by telephone at (760) 707-5955.

Can I submit a proposal for inclusion in the proxy statement for the 2024 annual meeting?

Our stockholders may submit proper proposals (other than the nomination of directors) for inclusion in our proxy statement and for consideration at our 2024 annual meeting of stockholders by submitting their proposals in writing to the Corporate Secretary in a timely manner. To be considered for inclusion in our proxy materials for the 2024 annual meeting of stockholders, stockholder proposals must:

●	be received by the Corporate Secretary no later than the close of business on November 21, 2023 (which is the 120th day prior to the first anniversary of the date that we released this Proxy Statement to our stockholders for this Annual Meeting); and

●	otherwise comply with the requirements of Delaware law, Rule 14a-8 of the Exchange Act, and our amended and restated bylaws.

Unless we receive notice in the foregoing manner, the proxy holders shall have discretionary authority to vote for or against any such proposal presented at our 2023 annual meeting of stockholders. If we change the date of the 2023 annual meeting of stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received at a reasonable time before we begin to print and mail our proxy materials for the 2024 annual meeting of stockholders.

Can I submit a nomination for director candidates and proposals not intended for inclusion in the proxy statement for the 2024 annual meeting?

Our stockholders who wish to (a) nominate persons for election to the Board at the 2024 annual meeting of stockholders or (b) present a proposal at the 2024 annual meeting of stockholders but who do not intend for such proposal to be included in our proxy materials for such meeting, must deliver written notice of the nomination or proposal to AppTech Payments Corp, 5876 Owens Ave, Suite 100, Carlsbad, California 92008, Attention: Corporate Secretary no later than the close of business on the later of (a) the 90th day prior to the 2024 annual meeting of stockholders and (b) the 10th day following the day we first publicly announce the date of the 2024 annual meeting. The stockholder’s written notice must include certain information concerning the stockholder and each nominee and proposal, as specified in our amended and restated bylaws.

Where can I obtain a copy of the Company’s amended and restated bylaws?

A copy of our amended and restated bylaw provisions governing the notice requirements set forth above may be obtained by writing to the Company’s Corporate Secretary. In addition, a current copy of our amended and restated bylaws is also available on our corporate website at www.apptechcorp.com/investor-relations. Such requests and all notices of proposals and director nominations by stockholders should be sent to AppTech Corp., 5876 Owens Ave., Suite 100, Carlsbad, California 92008, Attention: Corporate Secretary.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 2, 2023, at 10:00 AM Pacific Standard Time. This Proxy Statement and the Annual Report are available online at www.proxyvote.com.

OTHER MATTERS

This Proxy Statement and the Annual Report are available on our corporate website at www.apptechcorp.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.proxyvote.com, which does not have “cookies” that identify visitors to the site.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information previously filed with the SEC, and the information should be considered part of the particular filing. As provided under SEC regulations, the “Audit Committee Report” contained in this Proxy Statement specifically is not incorporated by reference into any other filings with the SEC and shall not be deemed to be “soliciting material.” In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

As previously noted, our Annual Report on Form 10-K for the fiscal year ending December 31, 2022, is available at www.proxyvote.com. The Annual Report does not include exhibits (other than certain certifications) but does include a list of exhibits, as filed with the SEC. We will furnish to each person whose proxy is solicited, upon our receipt of the written request of that person, a copy of the exhibits to our Annual Report for a charge of 10 cents per page. Please direct your request to AppTech Payments Corp., 5876 Owens Ave., Suite 100, Carlsbad, California, 92008, Attn: Corporate Secretary.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions or require any assistance with voting your shares or need additional copies of this Proxy Statement or voting materials, please contact:

Investor Relations

AppTech Payments Corp.

5876 Owens Ave.,

Suite 100

Carlsbad, California 92008

It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by using the Internet or by telephone or, if you received a paper copy of the proxy card by mail, by signing and returning the enclosed proxy card, so your shares will be represented at the Annual Meeting.

The form of proxy card and this Proxy Statement have been approved by the Board and are being mailed or delivered to stockholders by its authority.

The Board of Directors of AppTech Payments Corp.

Carlsbad, CA

Appendix A

APPTECH 2023 EQUITY INCENTIVE PLAN

1.           Purpose. The purpose of the AppTech 2023 Equity Incentive Plan (the “Plan”) is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s shareholders.

2.             Definitions. The following definitions shall be applicable throughout the Plan:

(a)           “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Compensation Committee, (“Committee”), any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b)           “Award” means, individually or collectively, any Incentive Stock Option, Non-
Qualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award, and Performance Compensation Award granted under the Plan.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Business Combination” has the meaning given such term in the definition of “Change in Control.”

(e)           “Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting or similar agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting or similar agreement (or the absence of any definition of “Cause” contained therein), (A) gross misconduct by the Participant which results in loss, damage or injury to the Company or any of its Affiliates, its goodwill, business or reputation; (B) the commission or attempted commission of an act of embezzlement, fraud or breach of fiduciary duty which results in loss, damage or injury to the Company or any of its Affiliates, its goodwill, business or reputation; (C) the unauthorized disclosure or misappropriation of any trade secret or confidential information of the Company, any of its Affiliate or any third party who has a business relationship with the Company; (D) the Participant’s conviction of or plea of nolo contendere to, a felony under any state or federal law which materially interferes with such Participant’s ability to perform his or her services for the Company or any of its Affiliates or which results in loss, damage or injury to the Company or any of its Affiliates, its goodwill, business or reputation; (E) the violation (or potential violation) by the Participant, in any material respect, of a non-competition, non-solicitation, non-disclosure or assignment of inventions covenant between the Participant and the Company or any of its Affiliates; (F) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; or (G) the use of controlled substances, illicit drugs, alcohol or other substances or behavior which interferes with the Participant’s ability to perform his or her services for the Company or any of its Affiliates or which otherwise results in loss, damage or injury to the Company, its goodwill, business or reputation. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(f)            “Change in Control” shall, in the case of a particular Award, unless the applicable Award agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i)            Any sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of the assets of the Company;

(ii)           Any “Person” as such term is used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) becomes, directly or indirectly, the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act of securities of the Company that represent more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Section 2(f)(ii), the following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Company principally for bona fide equity financing purposes, (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, (IV) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(f)(iv)(A) and 2(f)(iv)(B), (V) any acquisition involving beneficial ownership of less than fifty percent (50%) of the then-outstanding Common Shares (the “Outstanding Company Common Shares”) or the Outstanding Company Voting Securities that is determined by the Board, based on review of public disclosure by the acquiring Person with respect to its passive investment intent, not to have a purpose or effect of changing or influencing the control of the Company; provided, however, that for purposes of this clause (V), any such acquisition in connection with (x) an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents or (y) any “Business Combination” (as defined below) shall be presumed to be for the purpose or with the effect of changing or influencing the control of the Company;

(iii)          During any period of not more than two (2) consecutive years, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds (2/3) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director;

(iv)          Consummation of a merger, amalgamation or consolidation (a “Business Combination”) of the Company with any other corporation, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Shares and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Shares and the Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination;

(v)           Shareholder approval of a plan of complete liquidation of the Company.

(g)           “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(h)           “Committee” means the Compensation Committee of at least three people as the Board has appointed to administer the Plan.

(i)            “Common Shares” means shares of the Company’s common stock (and any stock or other securities into which such ordinary shares may be converted or into which they may be exchanged).

(j)            ”Company” means AppTech Payments Corp., a Delaware corporation.

(k)           “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(l)            “Effective Date” means the date means the date on which the Plan is approved by the shareholders of the Company.

(m)          “Eligible Director” means a person who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

(n)           “Eligible Person” with respect to an Award denominated in Common Shares, means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement which includes rules regarding equity entitlement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate; provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or its Affiliates).

(o)           “Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(p)           “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(q)           “Fair Market Value” means, as of any date, the value of Common Shares determined as follows:

(i)            If the Common Shares are listed on any established stock exchange or a national market system will be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)           If the Common Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Common Share will be the mean between the high bid and low asked prices for the Common Shares on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii)          In the absence of an established market for the Common Shares, the Fair Market Value will be determined in good faith by the Committee.

(r)            “Good Reason” means, if applicable to any Participant in the case of a particular Award, as defined in the Participant’s employment agreement or the applicable Award agreement.

(s)           “Immediate Family Members” shall have the meaning set forth in Section 15(b).

(t)            “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(u)           “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.

(v)           “Mature Shares” means Common Shares owned by a Participant that are not subject to any pledge or security interest and that have been either previously acquired by the Participant on the open market or meet such other requirements, if any, as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Exercise Price or satisfy a tax or deduction obligation of the Participant.

(w)          “Non-Qualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(x)           “Option” means an Award granted under Section 7 of the Plan.

(y)           “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(z)           “Outstanding Company Common Shares” has the meaning given such term in the definition of “Change in Control.”

(aa)         “Outstanding Company Voting Securities” has the meaning given such term in the definition of “Change in Control.”

(bb)        “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

(cc)         “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(dd)        “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

(ee)         “Performance Formula” shall mean, for a Performance Period, the one or more formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(ff)          “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(gg)        “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(hh)        “Permitted Transferee” shall have the meaning set forth in Section 15(b) of the Plan.

(ii)           “Person” has the meaning given such term in the definition of “Change in Control.”

(jj)           “Plan” means this AppTech 2023 Equity Incentive Plan, as amended from time to time.

(kk)         “Qualifying Termination” means, except as otherwise provided by the Committee as set forth in the Award, the occurrence of either a termination of a Participant’s employment by the Company without Cause or for Good Reason, in either case, occurring on or within the twelve (12) month period (or such other period specified in the applicable Award Agreement) following the consummation of a Change in Control.

(ll)           “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(mm)       “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain performance or time-based restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(nn)        “Restricted Stock” means Common Shares, subject to certain specified performance or time-based restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(oo)        “Retirement” means, in the case of a particular Award, the definition set forth in the applicable Award Agreement.

(pp)        “SAR Period” has the meaning given such term in Section 8(b) of the Plan.

(qq)        “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(rr)          “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(ss)         “Stock Bonus Award” means an Award granted under Section 10 of the Plan.

(tt)          “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(uu)        “Subsidiary” means, with respect to any specified Person:

(i)            any corporation, association or other business entity of which more than fifty percent (50%) of the total voting power of shares (without regard to the occurrence of any contingency and after giving effect to any voting agreement or shareholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii)           any partnership (or any comparable foreign entity (a) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(vv)        “Substitute Award” has the meaning given such term in Section 5(e).

3.            Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4.             Administration.

(a)           The Committee shall administer the Plan. To the extent required to comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b)           Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan or by the Board, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the form of Award agreement and the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards, including, but not limited to, upon a Qualifying Termination; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)           The Committee may delegate to one (1) or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons subject to Section 16 of the Exchange Act.

(d)           Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

 (e)          No member of the Board, the Committee, delegate of the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Articles of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f)            Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.             Grant of Awards; Shares Subject to the Plan; Limitations.

(a)           The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons.

(b)           Subject to Section 12 of the Plan, Awards granted under the Plan shall be subject to the following limitations: (i) the Committee is authorized to deliver under the Plan an aggregate of 710,296 Common Shares remaining from the previous years plan; and (ii) the maximum number of Common Shares that may be granted under the Plan during any single fiscal year to any Participant who is a non-employee director, when taken together with any cash fees paid to such non-employee director during such year in respect of his or her service as a non-employee director (including service as a member or chair of any committee of the Board), shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided that the non-employee directors who are considered independent (under the rules of The NASDAQ Stock Market or other securities exchange on which the Common Shares are traded) may make exceptions to this limit for a non-executive chair of the Board, if any, in which case the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

(c)           In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Common Shares (either actually or by attestation) or by the withholding of Common Shares by the Company, or (ii) tax or deduction liabilities arising from such Option or other Award are satisfied by the tendering of Common Shares (either actually or by attestation) or by the withholding of Common Shares by the Company, then in each such case the Common Shares so tendered or withheld shall be added to the Common Shares available for grant under the Plan on a one-for-one basis. Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash are available again for Awards under the Plan.

(d)           Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e)           Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Common Shares underlying any Substitute Awards shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.

6.             Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.             Options.

(a)           Generally. Each Option granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a website maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Non-Qualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. The maximum aggregate number of Common Shares that may be issued through the exercise of Incentive Stock Options granted under the Plan is 1,410,296 Common Shares, which includes 700,000 shares being added this year, and 161,085 that remain not issued as option grants. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Non-Qualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, such Option or portion thereof shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan.

(b)           Exercise Price. Except with respect to Substitute Awards, the exercise price (“Exercise Price”) per Common Share for each Option shall not be less than one hundred percent (100%) of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any related corporation (as determined in accordance with Treasury Regulation Section 1.422-2(f)), the Exercise Price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value per share on the Date of Grant and provided further, that, notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.

(c)           Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any related corporation (as determined in accordance with Treasury Regulation Section 1.422-2(f)); provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement: (i) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for (A) one (1) year following termination of employment or service by reason of such Participant’s death or disability (as determined by the Committee), but not later than the expiration of the Option Period or (B) ninety (90) days following termination of employment or service for any reason other than such Participant’s death or disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and (ii) both the unvested and the vested portion of an Option shall expire upon the termination of the Participant’s employment or service by the Company for Cause. If the Option would expire at a time when the exercise of the Option would violate applicable securities laws, the expiration date applicable to the Option will be automatically extended to a date that is thirty (30) calendar days following the date such exercise would no longer violate applicable securities laws (so long as such extension shall not violate Section 409A of the Code); provided, that in no event shall such expiration date be extended beyond the expiration of the Option Period.

(d)           Method of Exercise and Form of Payment. No Common Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefore is received by the Company and the Participant has paid to the Company an amount equal to any taxes required to be withheld or paid. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or Common Shares valued at the fair market value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company); provided that such Common Shares are not subject to any pledge or other security interest and are Mature Shares and; (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, on a case by case basis, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a fair market value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Common Shares, or whether such fractional Common Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(e)           Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Shares before the later of (A) two (2) years after the Date of Grant of the Incentive Stock Option or (B) one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(f)            Compliance with Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8.             Stock Appreciation Rights.

(a)           Generally. Each SAR granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a website maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b)          Exercise Price. The Exercise Price per Common Share for each SAR shall not be less than one hundred percent (100%) of the Fair Market Value of such share determined as of the Date of Grant.

(c)           Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement: (i) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for (A) one (1) year following termination of employment or service by reason of such Participant’s death or disability (as determined by the Committee), but not later than the expiration of the SAR Period or (B) ninety (90) days following termination of employment or service for any reason other than such Participant’s death or disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and (ii) both the unvested and the vested portion of a SAR shall expire upon the termination of the Participant’s employment or service by the Company for Cause. If the SAR would expire at a time when the exercise of the SAR would violate applicable securities laws, the expiration date applicable to the SAR will be automatically extended to a date that is thirty (30) calendar days following the date such exercise would no longer violate applicable securities laws (so long as such extension shall not violate Section 409A of the Code); provided, that in no event shall such expiration date be extended beyond the expiration of the SAR Period.

(d)           Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the fair market value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(e)           Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the fair market value of one Common Share on the exercise date over the Strike Price, less an amount equal to any taxes required to be withheld or paid. The Company shall pay such amount in cash, in Common Shares valued at fair market value, or any combination thereof, as determined by the Committee. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Common Shares, or whether such fractional Common Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

9.             Restricted Stock and Restricted Stock Units.

(a)           Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a website maintained by the Company or a third party under contract with the Company). Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b)           Restricted Accounts; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect thereto shall terminate without further obligation on the part of the Company.

(c)           Vesting; Acceleration of Lapse of Restrictions. Unless otherwise provided by the Committee in an Award agreement the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.

(d)          Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i)             Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in Common Shares having a fair market value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award agreement).

(ii)           Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one (1) Common Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Share in lieu of delivering only Common Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of applicable law until such time as is no longer the case. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the fair market value of the Common Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any taxes required to be withheld or paid.

10.           Stock Bonus Awards. The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under the Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a website maintained by the Company or a third party under contract with the Company)). Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

11.           Performance Compensation Awards.

(a)           Generally. The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award. The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award. Unless otherwise determined by the Committee, all Performance Compensation Awards shall be evidenced by an Award agreement.

(b)           Discretion of Committee with Respect to Performance Compensation Awards. The Committee shall have the discretion to establish the terms, conditions and restrictions of any Performance Compensation Award. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal (s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula.

(c)           Performance Criteria. The Committee may establish Performance Criteria that will be used to establish the Performance Goal(s) for Performance Compensation Awards which may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions, business segments or operational units, or any combination of the foregoing) and may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total shareholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of rollouts of new products and services; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) personal targets, goals or completion of projects. Any one (1) or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. Any Performance Criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

(d)          Modification of Performance Goal(s). The Committee is authorized at any time to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect any specified circumstance or event that occurs during a Performance Period, including but not limited to the following: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) unusual and/or infrequently occurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) discontinued operations; (viii) any other specific unusual or infrequently occurring or non-recurring events, or objectively determinable category thereof; (ix) foreign exchange gains and losses; and (x) a change in the Company’s fiscal year.

(e)           Terms and Conditions to Receipt of Payment. Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals. Following the completion of a Performance Period, the Committee shall determine whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period.

(f)            Timing of Award Payments. Except as provided in an Award agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following the Committee’s determination in accordance with Section 11(e).

12.           Changes in Capital Structure and Similar Events. In the event of (i) any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, spin-off, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (ii) unusual or infrequently occurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(a)           adjusting any or all of (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(b)           providing for a substitution or assumption of Awards in a manner that substantially preserves the applicable terms of such Awards;

(c)           accelerating the exercisability or vesting of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event;

(d)           modifying the terms of Awards to add events, conditions or circumstances (including termination of employment within a specified period after a Change in Control) upon which the exercisability or vesting of or lapse of restrictions thereon will accelerate;

(e)          deeming any performance measures (including, without limitation, Performance Criteria and Performance Goals) satisfied at target, maximum or actual performance through closing or such other level determined by the Committee in its sole discretion, or providing for the performance measures to continue (as is or as adjusted by the Committee) after closing;

(f)            providing that for a period prior to the Change in Control determined by the Committee in its sole discretion, any Options or SARs that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Common Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place after giving such notice for any reason whatsoever, the exercise will be null and void) and that any Options or SARs not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control; and

(g)           canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the fair market value (as of a date specified by the Committee) of the Common Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the fair market value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13.           Amendments and Termination.

(a)           Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that (i) no amendment to Section 13(b) (to the extent required by the proviso in such Section 13(b)) shall be made without shareholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

(b)           Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without shareholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR where the Fair Market Value of the Common Shares underlying such Option or SAR is less than its Exercise Price and replace it with a new Option or SAR, another Award or cash and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Shares are listed or quoted.

14.           General.

(a)           Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a website maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee.

(b)           Nontransferability.

(i)            Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)           Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement. (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)          The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

(c)           Tax Withholding and Deductions.

(i)            A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to deduct and withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required taxes (up to the maximum statutory rate under applicable law as in effect from time to time as determined by the Committee) and deduction in respect of an Award, its grant, vesting or exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such taxes.

(ii)           Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, determined on a case by case basis, permit a Participant to satisfy, in whole or in part, the foregoing tax and deduction liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest and are Mature Shares, except as otherwise determined by the Committee) owned by the Participant having a fair market value equal to such liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such liability.

(d)           No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e)           Addenda. The Committee may adopt such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Awards, which Awards may contain such terms and conditions as the Committee deems necessary or appropriate to accommodate differences in local law, tax policy or custom, which may deviate from the terms and conditions set forth in this Plan. The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose. With respect to Participants who reside or work outside of the United States of America, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(f)           Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g)           Termination of Employment/Service. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate.

(h)           No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares or other securities that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(i)            Government and Other Regulations.

(i)            The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares or other securities pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares or other securities to be offered or sold under the Plan. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii)           The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares or other securities to the Participant, the Participant’s acquisition of Common Shares or other securities from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award denominated in Common Shares in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate fair market value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(j)            Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k)           Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l)            No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(m)          Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(n)           Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o)           Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of California applicable to contracts made and performed wholly within the State of California, without giving effect to the conflict of laws provisions thereof. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state and federal courts seated in San Diego, California (and any appellate courts thereof) in any action or proceeding arising out of or relating to this Plan, and each of the parties hereby irrevocably and unconditionally (a) agrees not to commence any such action or proceeding except in such courts, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (d) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party hereby knowingly, voluntarily and intentionally irrevocably waives the right to a trial by jury in respect to any litigation, dispute, claim, legal action or other legal proceeding based hereon, or arising out of, under, or in connection with, this Plan.

(p)           Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(q)           Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r)            Code Section 409A.

(i)            Notwithstanding any provision of this Plan to the contrary, all Awards made under this Plan are intended to be exempt from or, in the alternative, comply with Code Section 409A and the interpretive guidance thereunder, including the exceptions for stock rights and short-term deferrals. The Plan shall be construed and interpreted in accordance with such intent. Each payment under an Award shall be treated as a separate payment for purposes of Code Section 409A.

(ii)           If a Participant is a “specified employee” (as such term is defined for purposes of Code Section 409A) at the time of his or her termination of service, no amount that is Non-Qualified deferred compensation subject to Code Section 409A and that becomes payable by reason of such termination of service shall be paid to the Participant (or in the event of the Participant’s death, the Participant’s representative or estate) before the earlier of (x) the first business day after the date that is six months following the date of the Participant’s termination of service, and (y) within thirty (30) days following the date of the Participant’s death. For purposes of Code Section 409A, a termination of service shall be deemed to occur only if it is a “separation from service” within the meaning of Code Section 409A, and references in the Plan and any Award agreement to “termination of service” or similar terms shall mean a “separation from service.” If any Award is or becomes subject to Code Section 409A, unless the applicable Award agreement provides otherwise, such Award shall be payable upon the Participant’s “separation from service” within the meaning of Code Section 409A. If any Award is or becomes subject to Code Section 409A and if payment of such Award would be accelerated or otherwise triggered under a Change in Control, then the definition of Change in Control shall be deemed modified, only to the extent necessary to avoid the imposition of an excise tax under Code Section 409A, to mean a “change in control event” as such term is defined for purposes of Code Section 409A.

(iii)          Any adjustments made pursuant to Section 12 to Awards that are subject to Code Section 409A shall be made in compliance with the requirements of Code Section 409A, and any adjustments made pursuant to Section 12 to Awards that are not subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either (x) continue not to be subject to Code Section 409A or (y) comply with the requirements of Code Section 409A.

(s)           Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(t)            Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares or other securities under an Award, that the Participant execute lock-up, shareholder or other agreements, as it may determine in its sole and absolute discretion.

(u)           Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Common Shares or other securities under any Award made under the Plan.

(v)       Erroneously Awarded Compensation. All Awards shall be subject (including on a retroactive basis) to (i) any clawback, forfeiture or similar incentive compensation recoupment policy established from time to time by the Company, including, without limitation, any such policy established to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act, (ii) applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), and/or (iii) the rules and regulations of the applicable securities exchange or inter-dealer quotation system on which the Common Shares or other securities are listed or quoted, and such requirements shall be deemed incorporated by reference into all outstanding Award agreements.

[Signature page follows]

IN WITNESS WHEREOF, this AppTech 2023 Equity Incentive Plan has been duly approved and adopted by the Company and the shareholders as of the dates set forth below.

Adopted by consent of the Compensation Committee: March 14, 2023

Adopted by consent of the Board: March 17, 2023

Shareholder Approved: __________________ __, 2023

APPTECH PAYMENTS CORP.

By:	/s/ Luke D’Angelo

Name:	Luke D’Angelo

Title:	CEO

Date:	March 17, 2023

[Signature page to AppTech 2023 Equity Incentive Plan]

ADDENDUM A

APPTECH 2023 EQUITY INCENTIVE PLAN

CALIFORNIA PARTICIPANTS

Prior to the date, if ever, on which the Common Shares of the Company becomes a listed security and/or the Company is subject to the reporting requirements of the Exchange Act, the terms of this Addendum shall apply to Awards issued to a Participant whose Award is issued in reliance on Section 25102(o) of the California Corporations Code (a “California Participant”). This Addendum is intended to satisfy the requirements of Section 25102(o) of the California Corporations Code and the regulations issued thereunder (“Section 25102(o)”). Definitions in the Plan and Award Agreement are applicable to this Addendum.

1. In the event of termination of the Participant’s employment or other service other than for Cause, Options that are exercisable on the date of termination may not terminate prior to the earlier to occur of the Option expiration date or thirty (30) days from termination (six (6) months if termination is due to death or disability).

2. Notwithstanding anything to the contrary in the Plan, no Option Award may be exercisable on or after the tenth (10th) anniversary of the grant date and any Award Agreement shall terminate on or before the tenth (10th) anniversary of the grant date.

3. Options granted under the Plan shall be non-transferable other than by will, by the laws of descent and distribution, to a revocable trust or as permitted by Rule 701 of the Securities.

4. Notwithstanding anything to the contrary in the Plan dealing with capital adjustments, the Board shall in any event make such adjustments as may be required by Section 25102(o).

5. The Company shall furnish summary financial information (audited or unaudited) of the Company’s financial condition and results of operations, consistent with the requirements of applicable laws, at least annually to each California Participant during the period such Participant has one or more Awards outstanding, and in the case of an individual who acquired shares of Common Stock pursuant to the Plan, during the period such Participant owns such shares of Common Stock; provided, however, the Company shall not be required to provide such information if (a) the issuance is limited to key persons whose duties in connection with the Company assure their access to equivalent information or (b) the Plan complies with all conditions of Rule 701 of the Securities Act; provided that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.

6. The Plan must be approved by a majority of the outstanding securities entitled to vote by the later of (a) within twelve (12) months before or after the date the Plan is adopted or (b) prior to or within twelve (12) months of the granting of any Option or issuance of any security under the Plan in the State of California. Any Option granted to any person in the State of California that is exercised before security holder approval is obtained must be rescinded if security holder approval is not obtained in the manner described in the preceding sentence. Such securities shall not be counted in determining whether such approval is obtained. This provision shall not apply to a foreign private issuer, as defined by Rule 3b-4 of the Exchange Act, provided that the aggregate number of persons in the State of California granted options under all option plans and agreements and issued securities under all purchase and bonus plans and agreements does not exceed thirty five (35).

appTech®

C/O TRANSFER ONLINE, INC.
512 SE SALMON ST
PORTLAND, OR 97214

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DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 William Huff 02 Mengyin H. Liang (Roz) 03 Michael ONeal

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote 1 YEAR on the following proposal:

The Board of Directors recommends you vote FOR proposals 4, 5 and 6.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is available at www.proxyvote.com

APPTECH PAYMENTS CORP.
Annual Meeting of Shareholders
May 2, 2023 10:00 AM PST
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) (Appointee) and (Appointee), or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of APPTECH PAYMENTS CORP. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 10:00 AM, PST on 5/2/2023, at the via internet www.virtualshareholdermeeting.com/APCX2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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